                                  Exhibit 99


                             Sunterra Corporation
                  Consolidated Debtor and Non-Debtor Entities
                                 Balance Sheet
                                April 30, 2001


                                                                        Total
                                                                    Consolidated
                                                                     (Unaudited)
                                                                      ---------
Assets:
-------
Cash and cash equivalents                                         $   25,355,471
Cash in escrow and restricted cash                                    84,170,541
Mortgages receivable, net                                            214,222,825
Retained interests                                                    28,465,049
Due from related parties                                              17,063,312
Other receivables, net                                                54,144,607
Prepaid expenses and other assets                                     15,315,250
Investment in joint ventures                                          20,971,633
Real estate and development costs                                    298,359,165
Property and equipment, net                                          102,578,320
Intangible assets, net                                                72,621,701
                                                                  --------------

                                                                  $  933,267,874
                                                                  ==============
Liabilities and equity:
-----------------------
Accounts payable subject to compromise                            $   81,200,023
Notes payable subject to compromise                                  678,327,666
Accounts payable not subject to compromise                            17,742,485
Accrued liabilities                                                   63,223,023
Notes payable not subject to compromise                               53,871,270
Deferred income taxes                                                  6,303,294
                                                                  --------------
                                                                     900,667,761

Stockholders' equity                                                  32,600,113
                                                                  --------------

Total liabilities and equity                                      $  933,267,874
                                                                  ==============

          The accompanying notes and Monthly Operating Report are an integral part of these consolidated financial statements.

                             Sunterra Corporation
                  Consolidated Debtor and Non-Debtor Entities
                               Income Statement
                      For the Month Ended April 30, 2001


                                                                        Total
                                                                    Consolidated
                                                                     (Unaudited)
                                                                      ---------
Revenues:
---------
Vacation interests sales                                           $ 11,502,276
Interest income                                                       3,087,153
Other income (loss)                                                   1,978,272
                                                                   ------------
   Total revenues                                                    16,567,701
                                                                   ------------

Costs and operating expenses:
-----------------------------
Vacation interests cost of sales                                      2,136,119
Advertising, sales and marketing                                      6,255,281
Provision for doubtful accounts                                         210,147
Loan portfolio expenses                                               1,019,549
General and administrative                                            3,596,060
Depreciation and amortization                                         1,231,584
Resort property asset writedowns                                              -
                                                                   ------------
Total costs and operating expenses                                   14,448,740
                                                                   ------------

Income (loss) from operations                                         2,118,961

Interest expense                                                      2,228,252
Other nonoperating expenses                                                   -
Realized (gain) on available-for-sale securities                              -
Equity (gain) on investment in joint ventures                          (325,274)
Bankruptcy expenses:
  Loss/(Gain) on Sale of Assets                                         (53,402)
  Interest (Income)                                                    (109,046)
  Professional Services                                               6,808,860
                                                                   ------------

Income (loss) before provision for taxes                             (6,430,429)

Provision for income taxes                                              351,896
                                                                   ------------
Net income (loss)                                                  $ (6,782,325)
                                                                   ============

        The accompanying notes and Monthly Operating Report are an integral part of these consolidated financial statements.

                                                                      Form No. 5
                                                                        (page 1)
                        UNITED STATES BANKRUPTCY COURT
                         FOR THE DISTRICT OF MARYLAND
                        OFFICE OF UNITED STATES TRUSTEE

IN RE:                           )          Case No. 00-5-6931-JS  through
SUNTERRA CORPORATION et al.,     )                 00-5-6967-JS, 00-5-8313-JS
                                 )                      (Chapter 11)
                  Debtors        )          (Jointly Administered under
                                                  Case No. 00-5-6931-JS)

MONTHLY OPERATING REPORT Calendar Month Apr. 1 through Apr. 30, 2001
                                        ----------------------------

                       FINANCIAL BACKGROUND INFORMATION

1.   ACCOUNT STATUS:   Cash _____________Accrual         X
                                                 -------------

2. PREPARER: State the name, address, telephone number and position of the person(s) who actually compiled the information contained in this report. Ann Cohen, Vice President
     ---------------------------------------------------------------------------
     1781 Park Center Drive, Orlando, Florida 32835 (407) 532-1000
     ---------------------------------------------------------------------------

3.   EMPLOYEE INFORMATION:
     Number of employees paid this period:                    928
                                                              ---
     Current number of employees                              928
                                                              ---
     Gross monthly payroll:
        Officers, directors and principals             $  346,746
                                                       ----------
        Other employees                                $1,886,642
                                                       ----------
     All post-petition payroll obligations
     including payroll taxes are current.  Exceptions:       None
                                                       ----------

4. Have there been any CHANGES IN THE NATURE OF YOUR BUSINESS or STATUS OF OPERATIONS since the last reporting period? Yes ____ No X . If yes,
                                                            ---
     explain:
     ___________________________________________________________________________

     ___________________________________________________________________________

5.   Are all BUSINESS LICENSES or BONDS current?
       Yes  X   No ____  Not Applicable ____
           ---

6.   PRE-PETITION ACCOUNTS RECEIVABLE:
     Calculation still in process, will supply at a later date. See Note below

        Collected this Period                            $________________
        Ending Balance                                   $________________


7.   POST-PETITION ACCOUNTS RECEIVABLE:
     Calculation still in process, will supply at a later date. See Note below 0-30 Days: $________ 31-60 Days: $________ Over 60 Days: $________

                                                                      Form No. 5
                                                                        (page 2)

If there are any post-petition Accounts Receivable over 60 days, provide
                 --------------
Schedule AR giving a listing of such accounts and explain the delinquencies. ? Yes ____ No ____.

Note:
The majority of Accounts Receivable consists of Mortgages Receivable and A/R Inventory. The Debtors are in the process of analyzing the Mortgage Receivables In-Transit Aging. Supporting documents are available should the U.S. Trustee require more information. The A/R Inventory consists of vacation intervals related to mortgages receivable that are in the process of being deeded back to the Debtors. The Debtors are in the process of analyzing this inventory and will be able to supply additional details in the near future.

8.  POST-PETITION ACCOUNTS PAYABLE:
    0-30 Days:  $1,554,020  31-60 Days: $645,812  Over 60 Days: $1,051,332
                ----------              --------                ----------

If there are any post-petition Accounts Payable over 30 days, provide Schedule
                 -------------
AP giving a listing of such accounts and explain the delinquencies.

Note:
Supporting documents for the A/P aging are available should the U.S. Trustee require more information.

9.  TAXES:  Are all taxes being paid to the proper taxing authorities when due?
    Yes  X   No ____. See Note below
        ---

On the attached IRS Form 6123 report all tax deposits made with any financial institution for federal employment taxes during the reporting period. Be sure the form is complete and signed by an authorized employee of the receiving institution or taxing authority. Also attach copies of the monthly sales tax statement, payroll tax statement, unemployment tax statement AND real estate tax statement with evidence of payment of these taxes.

Note:
There have been no changes to the escrow of payroll taxes as originally presented in the June MOR, except that the payroll service provider has been changed to ADP. Effective January 2001, ADP began to escrow payroll taxes for the Debtors. Supporting documents are available should the U.S. Trustee require more information.

10. BANK ACCOUNTS: Have you changed banks or any other financial institution during this period: Yes ___ No X
                                   ---

    If yes, explain:  See Attachment D
                     -----------------------------------------------------------

     ___________________________________________________________________________

     ___________________________________________________________________________

                                                                      Form No. 5
                                                                        (page 3)


11. Are all BOOKS AND RECORDS of the debtor(s) being maintained monthly and are all current? Yes X No ____.
                      ---

     If no, explain: ___________________________________________________________

     ___________________________________________________________________________

12.  INSURANCE:  Policy expiration dates: See Attachment B

     Auto and Truck  _________________     Liability    __________________
     Fire            _________________     Workers Comp __________________
     Other           _________________     Expires:     __________________


13. ACTIONS OF DEBTOR. During the last month, did the Debtor: (a) Fail to defend or oppose any action seeking to dispossess the debtor from control or custody of any asset of the estate? Yes ____ No X.
                                                         ---

     If yes, explain: __________________________________________________________

     ___________________________________________________________________________


     OR consent to relief from the automatic stay (Section 362)? Yes ____ No X .
                                                                            ---

     If yes, explain: __________________________________________________________

     ___________________________________________________________________________

     (b) Maintain such stock, inventory, raw materials, insurance, employees and other resources as are necessary to preserve and maintain the going concern value of the assets of the debtor? Yes X No________________________________
                                           ---
     If no, explain: ___________________________________________________________

     ___________________________________________________________________________

14. TRANSFER OR SALE OF PROPERTY: Did the Debtor or any person with control over any of the Debtor's assets transfer, convey or abandon any of Debtor's
                                                           ---
    assets to another party during the period of this report other than as set forth herein (including sales by creditors)? Yes__ No X .
                                                          ---
    If yes, explain:____________________________________________________________

    ____________________________________________________________________________
    If yes, a copy of court order authorizing the referenced action must be
                                                                    ----
    attached.

Please discuss any pending motions to sell estate assets.

Type of Motion
--------------

    See Attachment A.
Brief Description of Asset
--------------------------

    See Attachment A.

                                                                      Form No. 5
                                                                        (page 4)
Projected Income
----------------

         See Attachment A.

You may attach a copy of the notice of sale in lieu of completing the description. Indicate if notice(s) attached. Yes: X See Attachment A.
                                                  --

15.   PAYMENTS TO SECURED CREDITORS during Reporting Period:

                      Frequency of               Amount                Next               Post-Petition
                      Payments per               of Each               Payment            Pmts. Not Made
Creditor              Contract                   Payment               Due                No. Amt
----------------------------------------------------------------------------------------------------------------
Finova (endpaper)                                None
----------------------------------------------------------------------------------------------------------------
Ableco Financing/Foothill                        $46,210,618 principal and interest
----------------------------------------------------------------------------------------------------------------
98-A Securitization                              $1,589,628 principal and interest
----------------------------------------------------------------------------------------------------------------
99-A Securitization                              $1,690,332 principal and interest
----------------------------------------------------------------------------------------------------------------
99-B Securitization                              $1,155,021 principal and interest
----------------------------------------------------------------------------------------------------------------
Greenwich Capital                                $2,600,000
----------------------------------------------------------------------------------------------------------------
Bank of America                                  $6,937,660
----------------------------------------------------------------------------------------------------------------
GE Capital (Matrix leases)                       None
----------------------------------------------------------------------------------------------------------------
Unicap (Matrix Funding)                          None
----------------------------------------------------------------------------------------------------------------

16. PAYMENTS TO PROFESSIONALS (Attorneys, Accountants, Real Estate Agents, Auctioneers, Appraisers, etc.) during Reporting Period:

   Professional Name                                  Type of Service Rendered                    Fees Paid
   -----------------------------------------------------------------------------------------------------------
   A&P Corporate Advisors                             Professional Fees                                60,718
   Bankruptcy Services LLC                            Professional Fees                                 6,674
   Bass, Berry, & Sims                                Legal Fees                                          210
   Berman, Marshall F                                 Legal Fees                                          650
   DeConcini McDonald Yetwin Lacy                     Legal Fees                                       12,150
   Deloitte & Touche                                  Professional Fees                               125,000
   Dewey Ballantine LLP                               Legal Fees                                          829
   Fried, Frank, & Harris                             Legal Fees                                       84,878
   Holland & Knight                                   Legal Fees                                      283,714
   J. Pickett                                         Professional Fees                                29,316
   Jay Alix                                           Professional Fees                             1,215,631
   Jeffrey Chanin                                     Professional Fees                               124,366
   Jeffries & Co                                      Professional Fees                                60,000
   Johnson, Murrell and Case                          Legal Fees                                          560
   KPMG LLP                                           Professional Fees                               166,254
   Paul, Hastings, Janofsky                           Legal Fees                                       22,119
   Schreeder Wheeler                                  Legal Fees                                       29,772
   Shapiro, Sher, & Guinot                            Legal Fees                                       38,720
   Whiteford, Taylor                                  Legal Fees                                      471,372
   Willkie Farr                                       Legal Fees                                      237,689
                                                                                                 ------------
                                                      Legal & Professional                       $  2,970,622
                                                                                                 ============

                                                                      Form No. 5
                                                                        (page 5)


17.   QUARTERLY U.S. TRUSTEE FEES paid during Reporting Period:
      Monthly Disbursements:                 For the month of April:
      (calendar quarter)                     Quarter 4 fees paid   NONE
                                                                 --------


VERIFICATION
      I declare under penalty of perjury that the information contained in this Monthly Operating Report (including schedules) is true and correct to the best of my knowledge, information and belief . The business of the Debtors is complex. The Debtors have sought to report all information contained in this Monthly Operating Report completely and accurately. The Debtors will review their records and other information on an on-going basis to determine whether this Monthly Operating Report should be supplemented or otherwise amended. The Debtors reserve the right to file, at any time, such supplements or amendments to this Monthly Operating Report as the Debtors deem appropriate. This Monthly Operating Report should not be considered an admission regarding any of the Debtors' income, expenditures or general financial condition, but rather the Debtors' current compilation of such information based on their investigations to date. The Debtors do not make, and specifically disclaim, any representation or warranty as to the completeness or accuracy of the information set forth herein. All parties are encouraged to inform the Debtors or their counsel should they believe any part of this Monthly Operating Report to be inaccurate, incomplete or in need of supplementation in any way.


Dated:         June 15, 2001
            --------------------------------

            DEBTOR IN POSSESSION

By:          /s/ Lawrence E. Young
            --------------------------------

Name/Title: Lawrence E. Young CFO
            --------------------------------

Address:    1781 Park Center Drive, Orlando, Florida 32835
            ----------------------------------------------

Telephone:    (407) 532-1000
            --------------------------------


REMINDER: Attach copies of debtor in possession bank statements.
--------

NOTE: Due to the number of bank accounts, no bank statements have been attached. See Attachment D for bank account listing.

--------------------------------------------------------------------------------

                                 ATTACHMENT A
                                 ------------
                                      to
                           Monthly Operating Report
                      Sunterra Corp., et al., April, 2001
                      -----------------------------------

     The following motions to sell assets of the Debtors were pending during the month of April 2001:

          Motion for Approval of (I) Sale of Real Property Free and Clear of Liens and Encumbrances and (II) Assumption of Related Executory Contract (40 Acres, James City County, Virginia) (filed August 31,
          2000); and

          Motion for Order Approving Sale of Mortgage Loan Portfolio Free and Clear of Liens and Encumbrances (North Bay Portfolio) (filed March 14,
          2001).  An Order granting the Motion was entered on April 19, 2001.

          Motion for (i) Approval of Sale of Real Property and Related Assets Free and Clear of Liens and Encumbrances, and (ii) Approval of Brokerage Fee in Connection with Sale (Harbour Lights, San Diego, California) (filed April 26, 2001).

     Also in April, 2001, the Debtors may have disposed of certain assets pursuant to the Order Authorizing The Sale And/Or Abandonment Of Miscellaneous Assets Including But Not Limited To Certain Furniture, Fixtures And Equipment, entered by the Court on September 14, 2000. (All of the pleadings referred to above are on file with the Clerk's Office).

     The Debtors may also have disposed of certain assets in the ordinary course of business in April 2001.

Sunterra Resorts Policy Register 2001 - 2002                       Attachment B
--------------------------------------------

Type of               Company &            Policy
Coverage              Policy Number        Period    Limits/Deductible                    Premium     Comments
--------              -------------        ------    -----------------                    -------     --------
Primary General       American Safety      8/1/00-   $2,000,000 Aggregate;              $  450,000    McGriff Broker
Liability             Risk Retention       8/1/01    $2,000,000 Products/               $   22,500    Covers all Sunterra Corp's.
                                                     Completed Operations               Taxes/ Fees   locations except Lake
                                                     Aggregate;                                       Arrowhead, Hawaii resorts
                                                     $1,000,000 Personal &                            and St. Maarten resorts
                                                     Advertising Injury;
                                                     $1,000,000 Each Occurrence;
                                                     $50,000 Fire Legal;
                                                     $1,000,000 EBL;
                                                     $1,000,000 Liquor Liability;
                                                     $5,000 Deductible
General Liability     American Safety      8/1/00-   Covers $5,000 per occurrence       $  175,000    McGriff Broker
Stop Loss             Risk Retention       8/1/01    deductible on the primary G/L
Aggregate Fund                                       policy for 12 months
Umbrella Policy       National Union       3/1/01-   $50M each occurrence/$50M          $  175,000    Rated A++XV
                      Fire Ins. Co.        3/1/02    aggregate where applicable;
                      (AIG)                          Excess of scheduled underlying
                      BE8710004                      policy(ies) Auto, GL & DIC
Excess Umbrella       Ohio Casualty        3/1/01-   $50M each occurrence/ $50M         $   50,000    Rated AXI
Policy                Insurance Co.        3/1/02    aggregate where applicable;
                      EOC52824758                    Excess of $50M each
                                                     occurrence/ $50M aggregate
                                                     Auto, GL & DIC
Foreign Liability     Fireman's Fund       3/1/01-   $1,000,000 Commercial GL;          $   74,434    Covers claims brought
DIC                   Insurance            3/1/02    $1,000,000 Contingent Auto                       against Sunterra Corp. and
General Liability     Company                        Liability;                                       subsidiaries for claims/
Cover                 #IDC000845137                  $1,000,000 Employers Liability                   accidents occurring outside
                      61                                                                              the USA which are litigated/
                                                                                                      filed in the USA.
                                                                                                      Rated A++XV
Property Policy       Lloyds of            3/1/01-   $2.5 million annual aggregate      $1,684,802    McGriff Broker
                      London               3/1/02                                                     Covers all Sunterra Corp's.
                      168603M                                                                         owned or managed resorts,
                                                                                                      except for Lake Arrowhead
                                                                                                      and the St. Maarten resorts
Property Policy       Lloyds of            3/1/01-   $2.5 million excess of $2.5        $  947,702    McGriff Broker
                      London               3/1/02    million annual aggregate for all                 Excess property covers 2/nd/
                      168602M                        perils, separately for Flood and                 layer; $5 million in combined
                                                     Earthquake                                       property, business
                                                                                                      interruption and continuing
                                                                                                      expenses coverage. This
                                                                                                      policy will drop down and
                                                                                                      become primary if the above
                                                                                                      policy limits are exhausted.
Property Policy       Westchester          3/1/01-   $20 million excess of $2.5         $  400,142    McGriff Broker
                      Surplus Lines        3/1/02    million per occurrence, which in                 Excess property covers 3/rd/
                      Insurance Co.                  turn excess of $2.5 million                      layer; $25 million in
                      WXA662745-0                    annual aggregate for all perils                  combined property, business
                                                     annually, separately for Flood                   interruption and continuing
                                                     and Earthquake                                   expenses coverage
Property Policy       Royal Surplus        3/1/01-   $100 million excess $22.5          $  179,012    McGriff Broker
                      Lines -              3/1/02    million except California                        Excess property 4/th/ layer;
                      KHD317915                      Earthquake ($30 million excess                   $125 million in combined
                                                     $22.5 million per occurrence,                    property, business
                                                     which in turn excess of $2.5                     interruption and continuing
                                                     million annual aggregate for all                 expenses coverage
                                                     perils)

Sunterra Resorts Policy Register 2001 - 2002                        Attachment B
--------------------------------------------

Type of               Company &        Policy
Coverage              Policy Number    Period     Limits/Deductible                     Premium     Comments
--------              -------------    ------     -----------------                     -------     --------
Property Policy       TIG Specialty    3/1/01-    $5 million excess of $5 million per   $142,157    Wind Flood Hail Coverage for
                      Ins. Co.         3/1/02     occurrence for wind, hail and flood               U.S. Virgin Islands
                      XPT39205273                 USVI
Property Policy       Fulcrum          3/1/01-    $5 million excess of $10 million      $ 63,182    Wind Flood Hail Coverage for
                      Insurance Co.    3/1/02     per occurrence for wind, hail and                 U.S. Virgin Islands
                      240230-2001                 flood USVI
Boiler and Machinery  Travelers        3/1/01-    $45,000,000                           $  6,027    McGriff Broker
Coverage              Insurance        3/1/02                                                       Covers all Sunterra Corp.'s
                      Company                                                                       locations and resorts
                      #BMGM5J273K                                                                   except St. Maarten and
                      099611L01                                                                     Lake Arrowhead; $45
                                                                                                    million excess of the
                                                                                                    primary Lloyds property
                                                                                                    policy.
HOA D&O Policy        National Union   11/1/00-   $5,000,000 limit                                  Marsh Broker
                      Fire Insurance   11/1/01    $5,000 deductible                                 Individual D&O policies for HOA
                      Co. #004738335                                                                Boards
                                                                                        $  3,000    AOAO Poipu Point
                                                                                                    AOAO Hawaiian Monarch
                                                                                        $  3,000    Breakers of Ft. Lauderdale
                                                                                                    Condo Assoc.
                                                                                        $  3,000    Bent Creek Golf Village Condo
                                                                                                    Assoc. Inc.
                                                                                        $  2,000    Carambola Beach Resort Owners
                                                                                                    Assoc. Inc.
                                                                                        $  2,000    Coral Sands of Miami Beach
                                                                                                    Timeshare Assoc. Inc.
                                                                                        $  5,000    Cypress Pointe II Condo Assoc.
                                                                                        $  3,000    Cypress Pointe Resort at Lake
                                                                                                    Buena Vista Condo Assoc.
                                                                                        $  3,000    Gatlinburg Town Square Resort
                                                                                                    Condo II Assoc.
                                                                                        $  3,000    Gatlinburg Town Square Members
                                                                                                    Assoc.
                                                                                        $  3,000    Gatlinburg Town Square Master
                                                                                                    Assoc.
                                                                                        $  3,000    Grand Beach Resort Condo Assoc.
                                                                                        $  3,000    Greensprings Plantation Resort
                                                                                                    Owners Assoc.
                                                                                        $  3,000    Lake Tahoe Vacation Ownership
                                                                                                    Resort Owners' Assoc.
                                                                                        $  2,000    Mountain Meadows Timeshare
                                                                                                    Owners' Assoc.
                                                                                        $  3,000    Plantation at Fall Creek Condo
                                                                                                    Assoc.
                                                                                        $  3,000    Poipu Point Vacation Owners'
                                                                                                    Assoc.
                                                                                        $  3,000    Polynesian Isles Resort Condo
                                                                                                    IV Assoc.
                                                                                        $  2,000    Polynesian Isles Resort Master
                                                                                                    Assoc.
                                                                                        $  2,000    Polynesian Isles Resort Condo
                                                                                                    Assoc.

Sunterra Resorts Policy Register 2001 - 2002                                                                         Attachment B
--------------------------------------------
Type of                 Company &            Policy
Coverage                Policy Number        Period      Limits/Deductible                 Premium        Comments
--------                -------------        ------      -----------------                 -------        ---------
HOA D&O Policy -        National Union       11/1/00-    $5,000,000 limit                                 Marsh Broker
Continued               Fire Insurance Co.   11/1/01     $5,000 deductible                                Individual D&O policies
                        #004738335                                                                        for HOA Boards
                                                                                           $5,000         Powhatan Plantation Owners
                                                                                                          Assoc.
                                                                                           $3,000         The Ridge on Sedona Golf
                                                                                                          Resort Owners' Assoc.
                                                                                           $3,000         Ridge Pointe Property
                                                                                                          Owners Assoc.
                                                                                           $3,000         Royal Dunes Beach Villas
                                                                                                          at Port Royal Resort
                                                                                                          Owners' Assoc.
                                                                                           $5,000         Scottsdale Villa Mirage
                                                                                                          Resort Owners' Assoc.
                                                                                           $3,000         Sedona Springs Resort
                                                                                                          Owners' Assoc.
                                                                                           $3,000         Sedona Summit Resort
                                                                                                          Owners' Assoc.
                                                                                           $2,000         The Savoy on South Beach
                                                                                                          Condo Assoc., Inc.
                                                                                           $2,000         Town Village Resort Condo
                                                                                                          Assoc., Inc.
                                                                                           $5,000         Scottsdale Villa Mirage
                                                                                                          Resort Condo Assoc. Inc.
                                                                                           $5,000         Vacation Timeshare Owners
                                                                                                          Assoc.
                                                                                           $2,000         Villas de Santa Fe Condo
                                                                                                          Assoc.
                                                                                           $2,000         Villas at Poco Diablo
                                                                                                          Assoc.
                                                                                           $2,000         Villas on the Lake Owners
                                                                                                          Assoc.
Corporate               Genesis              1/27/01-    $10,000,000                       $100,000       Marsh Broker
Directors &             Insurance Co.        1/27/02                                                      Aggregate limits of $25
Officers                #YB001931                                                                         million through end of
                                                                                                          current policy period
Corporate               Genesis              1/27/01-    $10,000,000 x 15 million          $50,000        Marsh Broker
Directors &             Insurance Co.        1/27/02
Officers                #YXB001937
Corporate               Twin City Fire       1/27/01-    $5,000,000 x 10 million           $35,000        Marsh Broker
Directors &             Insurance Co.        1/27/02
Officers                (Hartford) #NDA
                        0131223-00
Corporate               Genesis              1/27/01-    $5,000,000 Primary                $647,500
Directors &             Insurance Co.        1/27/02
Officers                #YXB002299
Corporate               Gulf Insurance       1/27/01-    $5,000,000 X $5,000,000           $323,750
Directors &             Company              1/27/-2
Officers                #GA0723854
Corporate               Twin City Fire       1/27/01-    $5,000,000 X $10,000,000          $242,813
Directors &             Insurance Co.        1/27/02
Officers                (Hartford) #NDA
                        0131223-01
Corporate               Greenwich            1/27/01-    $5,000,000 X $15,000,000          $160,000
Directors &             Insurance Co.        1/27/02
Officers                (XL- Capitol)

================================================================================

Sunterra Resorts Policy Register 2001 - 2002                                                                    Attachment B
--------------------------------------------
Type of             Company &          Policy
Coverage            Policy Number      Period       Limits/Deductible                   Premium           Comments
--------            ------------       ------       -----------------                   -------           --------
Corporate           Clarendon          1/27/01-     $5,000,000 X $20,000,000            $150,000
Directors &         National           1/27/02
Officers            Insurance Co.
                    (MAG)
Professional        Philadelphia       6/1/00-      $5,000,000                          $75,000           Marsh Broker
Liability E&O       Indemnity          6/1/01       $10,000 deductible                                    E&O coverage for
                    HCL 2002942                                                                           mortgage banking,
                                                                                                          resort management and
                                                                                                          independent brokers
                                                                                                          by endorsement
Workers             Greenwich          6/15/00-     $1,000,000 limit per accident;      $1,374,488        McGriff Broker
Compensation        Insurance          6/15/01      $1,000,000 Disease policy limit;    $3,257            Covers all states except
All Other States    WGO00003461                     $1,000,000 Disease - each employee  Taxes/ Fees       Hawaii, Nevada,
                                                                                                          Washington and U.S.
                                                                                                          Virgin Islands
Workers             TIG Insurance      6/15/00-     $1,000,000 limit per accident;      $365,475          Marsh Honolulu broker
Compensation                           6/15/01      $1,000,000 Disease policy limit;                      Coverage Hawaii
Hawaii                                              $1,000,000 Disease - each employee                    locations - Marc,
                                                                                                          Embassy Poipu, Kaanapali
                                                                                                          and Sunterra Pacific
                                                                                                          resorts
EPL                 Lexington          4/8/01-      $15,000,000 each insured event limit  $316,295        Marsh
                    #1052315           4/8/02       $15,000,000 total aggregate policy    (does not       EPL coverage extends to
                                                    period limit                          include         independent contractors
                                                    $100,000 deductible                   E&S or          and claims against
                                                                                          other           Sunterra for acts of
                                                                                          applicable      independent contractors
                                                                                          taxes)
Sunterra Automobile St. Paul Fire &    4/09/01-     $1,000,000 single limit;              $70,734 AOS     McGriff Atlanta
Policy &            Marine             4/09/02      $5,000 per accident deductible;       $16,464 FL
Garage-keepers      CA00101153                      $200,000 garagekeepers liab.          $29,941 VA
                    CA00101154 FL                   $2,500 GK Collision deductible;       $865 USVI
                    CA00101152 Va                   $500 GK Comprehensive deductible
                    CA00101155 USVI
Hawaii Automobile   TIG Insurance Co.  3/01/01-     $1,000,000 bodily injury per          TBD             Marsh Honolulu broker
Liability Policy                       3/01/02      incident;
                                                    $1,000,000 property
                                                    damage per incident;
                                                    $500/$500 collision/
                                                    comprehensive
                                                    deductible; $1,000,000
                                                    limit; $1,000
                                                    deductible
                                                    $20,000/$40,000
                                                    non-stacked
                                                    Uninsured/underinsured
                                                    motorist
Hawaii GL Policy    TIG Insurance Co.  3/1/01-      $1,000,000 each occurrence            $240,000        Marsh Honolulu broker
                                       3/1/02       $50,000 fire damage
                                                    $5,000 medical expenses
                                                    $1,000,000 personal injury
                                                    $2,000,000 general aggregate
                                                    $2,000,000 products/completed
                                                    operations aggregate
                                                    $1,000 deductible
General Liability   TIG Insurance Co.  3/1/01-      $2,000,000 aggregate                  $  8,792       McGriff Broker
Ridge Spa and       #T7003750051204    3/1/02       $1,000,000 occurrence                                Separate policy for spa
Racquet Club                                        $300,000 fire damage                                 and health club
                                                    $5,000 medical expense

-------------------------------------------------------------------------------

Sunterra Resorts Policy Register 2001 - 2002                        Attachment B
--------------------------------------------

Type of                Company &            Policy
Coverage               Policy Number        Period     Limits/Deductible                     Premium      Comments
--------               -------------        ------     -----------------                     -------      --------
Marina Operators       CIGNA                3/1/00-    $2,000,000 protection and             $18,121      McGriff Broker
Liability              Insurance            3/1/01     indemnity                                          Plantation at Fall Creek,
                       Company                         $1,000,000 rental liability                        Villas on the Lake,
                       Y05722652                       $100,000 per vessel Bailees                        Powhatan Plantation
                                                       $1,000,000 per occurrence Bailees                  Campground and Marina
                                                       $1,000 deductible
Comprehensive 3D       National Union       2/28/00-   $200,000 single loss                  $2,500       Marsh Broker
Policy (#10/81) for    Fire Insurance Co.   2/28/01    $2,500 deductible single loss                      Employee dishonesty
Island Colony          #860-60-05                                                                         coverage
Comprehensive 3D       National Union       2/18/00-   $200,000 single loss                  $2,500       Marsh Broker
Policy (#10/81) for    Fire Insurance Co.   2/18/01    $2,500 deductible single loss                      Employee dishonesty
Poipu Point            #008-606-508                                                                       coverage
Blanket Crime Policy   National Union       9/1/00-    $3,000,000                            $30,012      Marsh Broker
                       Fire Insurance Co.   8/31/01    $25,000 deductible                                 Covers all Sunterra
                       of Pittsburgh, PA                                                                  Corp. locations and
                       #473-30-27                                                                         managed locations
St. Maarten Property   Allianz Royal        7/12/00-   $43,603,000 loss limit                $1,202,784   McGriff Atlanta
Insurance              Nederland            7/12/01    $10,000 deductible per occurrence
                                                       2% TIV deductible for flood and wind
Boiler & Machinery     Travelers            7/12/00-   $30,000,000                           $11,399      McGriff Atlanta
St. Maarten            Insurance Company    7/12/01
                       BMG532X4032
Foreign Liability      Zurich               7/12/00-   $1,000,000 aggregate                  $11,000      McGriff Atlanta
Contingent Automobile                       7/12/01    $500,000 each occurrence
Liability,                                             $1,000,000 fire legal
Garagekeepers,                                         $1,000,000 liquor liability
Innkeepers
St. Maarten
Business Travel        Unum Policy # GTA    5/01/01-   $5,000,000 aggregate limit of         $8,280       Aon Consulting, Inc.
Accident Policy        23207                5/01/02    liability
Basic Life Insurance   Prudential           1/01/01-   1 X Salary to $1,000,000
                       Healthcare           12/31/01
                       Contract #76976
Supplemental Life      Prudential           1/01/01-   1,2, or 3 X Salary to $1,000,000
Insurance              Healthcare           12/31/01
                       Contract #76976
AD&D                   Prudential           1/01/01-   50% to $100,000
                       Healthcare           12/31/01
                       Contract #76976
Short Term Disability  Prudential           1/01/01-   60% to $1,000
                       Healthcare           12/31/01
                       Contract #76976
Long Term Disability   Prudential           1/01/01-   50% to $10,000
                       Healthcare           12/31/01
                       Contract #76976
Dental                 MetLife Contract     1/01/01-   $50/$150 deductible;                               In-Network: 100% / 80% /
                       #300151 (insured)    12/31/01   $1,500 annual maximum;                             50% / 50%
                                                       $50 orthodontia deductible;                        Out-of-Network: 80% / 60%
                                                       $2,000 orthodontia maximum                         / 30% / 50%
------------------------------------------------------------------------------------------------------------------------------------

Sunterra Corporation et al., Debtors                                                                                  Attachment D
Case No. 00-5-6931-JS through 00-5-6967, 00-5-8313-JS (Chapter 11)
(Jointly Administered under Case No. 00-5-6931-JS)
Bank Accounts as of April 30, 2001


Property Name                 Acct. Title                          Bank Name                         Bank Account #          ABA#
------------------------------------------------------------------------------------------------------------------------------------
Coral Sands                                                        Bank of America                    003064479205        111000012
Cypress Pointe                                                     Bank of America                    003064463813        111000012
Cypress Pointe                Cypress Pointe Resort In House       First Union National Bank         2020000576169        063000021
                              Sales and Marketing
Cypress Pointe                CPR Petty Cash Spiff Acct            First Union National Bank         2090000321205        063000021
EVR Grand Beach               Schreeder Wheeler & Flint            First Union National Bank         2090001812807        063000021
                              Acting Escrow Agent
EVR Grand Beach                                                    Bank of America                    003064413944        111000012
EVR Grand Beach               Resort Marketing Petty Cash          First Union National Bank         2090000740365        063000021
EVR Lake Tahoe                RMI, Inc Brokers Trust Account       Wells Fargo Bank                    0314901042         121000248
EVR Lake Tahoe                Lake Tahoe Resort Partners, LLC      Wells Fargo Bank                    0059011684         121000248
EVR Lake Tahoe                RMI, Inc. Lake Tahoe Payroll  Acct   Wells Fargo Bank                    0901069161         121000248
EVR Lake Tahoe                Resort Marketing International       Wells Fargo Bank                    0901069187         121000248
First American Tour & Travel                                       Ozark Mountain Bank                 000086174
Flamingo Beach                Merchant                             Windward Island Bank                 20018209             N/A
Flamingo Beach                                                     First Union National Bank         2090001067487        063000021
Flamingo Beach                Operating                            Windward Island Bank                 20018100             N/A
Flamingo Beach                French Franc's                       Banque Francaise Commerciale        602148390             N/A
Flamingo Beach                French Usds                          Banque Francaise Commerciale       60639999088            N/A
Flamingo Beach                RMI Flamingo CVOA                    First Union National Bank         2090001067623        063000021
Flamingo Beach                AKGI Flamingo CVOA                   First Union National Bank         2090001067856        063000021
Flamingo Beach                Payroll Usd                          Windward Island Bank                 20018002             N/A
Flamingo Beach                Payroll Naf                          Windward Island Bank                 20145702             N/A
Ft. Lauderdale Beach                                               First Union National Bank         2000001995594        063107513
Gatlinburg (Bent Creek)       SWF-Escrow                           Bank First                           04806220          064204198
Gatlinburg (Bent Creek)       Sunterra Resorts, Inc.               Mountain National Bank              104004783          064208437
Gatlinburg (Town Square)      Escrow-SWF                           Bank First                           04806476          064204198
Gatlinburg (Town Square)      Money Market                         First Union National Bank         2976374109798
Gatlinburg (Town Square)      Master                               Union Planters                      3550006721
Gatlinburg (Town Square)      MMG Development Corp. c/o            Amsouth Bank                        3720224672
                              Signature Resorts Inc.
Gatlinburg (Town Square)      Berkely Four Seasons Vacations       SunTrust                             5654300
Gatlinburg (Town Village)     Escrow-SWF                           Bank First                           04807618          064204198
Northern VA Sales Ctr                                              Bank of America                    004112989329
Northern VA Sales Ctr                                              First Union National Bank         2050000283493        063000021
Plantation at Fall Creek                                           Bank of America                    002863355107
Polynesian Isles                                                   First Union National Bank         2000001995578
RMI Carlsbad                  Encore Account                       Wells Fargo Bank                    0435245261         121000248
RMI Myrtle Beach                                                   Bank of America                     3751477277         111000012
RMI Myrtle Beach              RMI Myrtle Beach Payroll             Bank of America                     3751477264         111000012
RMI Orlando                   Premier Vacations Inc                Amsouth Bank                        3720096828          63104668
RMI Orlando                   RMI Cypress Payroll Acct             First Union National Bank         2090001686567        063000021
Royal Palm                                                         First Union National Bank         2090001067490        063000021
Royal Palm                    French Franc's                       Banque Francaise Commerciale       60214829097            N/A
Royal Palm                    Merchant                             Windward Island Bank                 20017310             N/A

Sunterra Corporation et al., Debtors                                Attachment D
Case No. 00-5-6931-JS through 00-5-6967, 00-5-8313-JS (Chapter 11)
(Jointly Administered under Case No. 00-5-6931-JS)
Bank Accounts as of April 30, 2001

Property Name               Acct. Title                            Bank Name                         Bank Account #         ABA#
------------------------------------------------------------------------------------------------------------------------------------
Royal Palm                  AKGI Royal Palm CVOA                   First Union National Bank         2090001067869        063000021
Royal Palm                  Operating                              Windward Island Bank                   20017201           N/A
Royal Palm                  Payroll Naf                            Windward Island Bank                   20145604           N/A
Royal Palm                  Payroll Usd                            Windward Island Bank                   20017103           N/A
Royal Palm                                                                                               606399890
Royal Palm                  RMI Royal Palm CVOA                    First Union National Bank         2090001461766        063000021
San Luis Bay                Rental                                 Wells Fargo Bank                     0901069831
Savoy                                                              First Union National Bank         2020000608477        063000021
Scottsdale Villa Mirage                                            Bank of America                       252962179
Scottsdale Villa Mirage     All Seasons Realty Inc SVM             Bank One Arizona                      2323-6529        122100024
                            Function & Activities
Scottsdale Villa Mirage     Resort Marketing Int'l                 Bank One Arizona                      2017-4235        122100024
Scottsdale Villa Mirage     Resort Marketing Int'l                 Bank One Arizona                      2017-4307        122100024
Sedona Properties           RMI Comm                               Bank One Arizona                      2363-9077        122100024
Sedona Properties                                                  Bank of America                   various accts.
Sedona Properties           All Seasons                            Bank One Arizona                      0768-8821        122100024
Sedona Properties           All Seasons Realty-Activities          Bank One Arizona                      0768-9453        122100024
                            Clearin Acct
Sedona Properties           RMI Payroll                            Bank One Arizona                      2751-0916        122100024
Sedona Properties           All Seasons Resorts Inc-Fees Acct      Bank One Arizona                      0768-8645        122100024
Sedona Properties           Ridge at Sedona Golf Resort            Bank One Arizona                      2750-9886        122100024
Sedona Properties           All Seasons Realty Inc-                Bank One Arizona                      1005-8089        122100024
                            Functions Acct
Sedona Properties           Ridge at Sedona Golf Resort            Bank One Arizona                      2750-9907        122100024
Sedona Properties           All Seasons                            Bank One Arizona                      2248-4624        122100024
St. Croix - Carambola       Capital Reserve                        The Bank of Nova Scotia                  962-10        101606216
St. Croix - Carambola       Hotel Merchant                         The Bank of Nova Scotia                  856-18        101606216
St. Croix - Carambola       Development Operating                  The Bank of Nova Scotia                  818-17        101606216
St. Croix - Carambola                                              Chase Manhattan Bank            726-10-999-8585
St. Croix - Carambola       Hotel Operating                        The Bank of Nova Scotia                  965-12        101606216
St. Croix - Carambola       RMI Carambola Property                 The Bank of Nova Scotia                  861-18        101606216
St. Maarten, NV                                                    Windward Island Bank                   20016901             N/A
Sunterra Corporation        Signature Resorts Inc                  Bank of America                      3751238429        111000012
Sunterra Corporation        Sunterra Corporation, Credit           First Union National Bank         2000008319869        063000021
                            Card
Sunterra Corporation        Signature Resorts Inc                  First Union National Bank         2090002393011        063000021
Sunterra Corporation        Signature Resorts Inc                  Fidelity Investments            0059-0080390248        021000018
Sunterra Corporation        Sunterra Corporation                   Salomon Smith Barney          224-90675-1-9-315        021000021
Sunterra Corporation        Signature Resorts Operating            First Union National Bank         2090002393037        063000021
Sunterra Corporation        Sunterra Corporation-Operating         First Union National Bank         2000008319856        063000021
Sunterra Corporation        Sunterra Corporation-Payroll           First Union National Bank         2000008319953        063000021
Sunterra Corporation                                               Bank of America                      1420069295
Sunterra Finance                                                   LaSalle National Bank              69-7934-70-5
Sunterra Finance                                                   Bank One Arizona                      0311-2294        122100024
Sunterra Finance                                                   Bank One Arizona                      2313-5354
Sunterra Finance                                                   Old Kent Bank                        7508759557
Sunterra Finance                                                   Bank One Arizona                      0174-7034        122100024
Sunterra Finance                                                   Bank One Arizona
Sunterra Finance                                                   LaSalle National Bank              69-7934-71-3
Sunterra Finance            Sunterra Financial Services, Inc.      Bank of America                    000880008065
Tahoe Beach & Ski           Resort Marketing Int                   Bank of America                      0495910223        121000358

Sunterra Corporation et al., Debtors                                Attachment D
Case No. 00-5-6931-JS through 00-5-6967, 00-5-8313-JS (Chapter 11)
(Jointly Administered under Case No. 00-5-6931-JS)
Bank Accounts as of April 30, 2001

Property Name            Acct. Title                          Bank Name            Bank Account #          ABA#
------------------------------------------------------------------------------------------------------------------
Tahoe Roundhill          Resort Connections                   Wells Fargo Bank       4159566660         121000248
Villas de Santa Fe       Signature Resorts Inc RMI Santa Fe   Wells Fargo Bank       0644525651         107002192
Villas on the Lake                                            Bank of America       004771161038
Virginia - Greensprings                                       Bank of America       004130354431
Virginia - RMI           Petty Cash                           Wachovia Bank          7901037196         051000253
Virginia - RMI           RMI Payroll Account                  Wachovia Bank          7901037153         051000253
Virginia - RMI           RMI Virginia Operating Account       Wachovia Bank          7901037145         051000253

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
April 30, 2001

                                                                           Total
                                                                    Consolidated
Legal entity                                                            Sunterra
Bankruptcy filing number                                             Corporation
                                                                     -----------
Assets:
-------
Cash and cash equivalents                                         $  17,398,950
Cash in escrow and restricted cash                                   58,298,913
Mortgages receivable, net                                           198,322,847
Retained interests                                                   28,465,049
Intercompany receivable                                             104,127,446
Due from related parties                                              9,009,968
Other receivables, net                                               41,860,429
Prepaid expenses and other assets                                    13,638,825
Investment in joint ventures                                          1,502,419
Real estate and development costs                                   254,987,270
Property and equipment, net                                          71,620,602
Intangible assets, net                                               35,357,880
                                                                  -------------

                                                                  $ 834,590,598
                                                                  =============
Liabilities and equity:
-----------------------
Accounts payable subject to compromise                               81,200,023
Notes payable subject to compromise                                 678,327,666
Accounts payable not subject to compromise                           11,450,787
Accrued liabilities                                                  18,174,701
Notes payable not subject to compromise                              53,197,029
Deferred income taxes                                                 6,362,916
                                                                  -------------
                                                                    848,713,122

Stockholders' equity                                                (14,122,524)
                                                                  -------------

Total liabilities and equity                                      $ 834,590,598
                                                                  =============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended April 30, 2001

                                                                           Total
                                                                    Consolidated
Legal entity                                                            Sunterra
Bankruptcy filing number                                             Corporation
                                                                     -----------
Revenues:
---------
Vacation interests sales                                           $  3,946,662
Interest income                                                       2,841,734
Other income (loss)                                                    (734,344)
                                                                   ------------
     Total revenues                                                   6,054,052
                                                                   ------------

Costs and operating expenses:
-----------------------------
Vacation interests cost of sales                                        872,800
Advertising, sales and marketing                                      2,576,787
Provision for doubtful accounts                                         160,933
Loan portfolio expenses                                                 999,224
General and administrative                                            1,544,181
Depreciation and amortization                                           726,171
                                                                   ------------
Total costs and operating expenses                                    6,880,096
                                                                   ------------

Income (loss) from operations                                          (826,044)

Interest expense                                                      2,199,779
Other nonoperating expenses                                                   -
Realized (gain) on available-for-sale securities                              -
Equity (gain) on investment in joint ventures                                 -
Bankruptcy expenses:
     Loss/(Gain) on Sale of Assets                                      (53,402)
     Interest (Income)                                                 (109,046)
     Professional Services                                            6,808,860
                                                                   ------------

Income (loss) before provision for taxes                             (9,672,235)

Provision for income taxes                                                    -
                                                                   ------------
Net income (loss)                                                  $ (9,672,235)
                                                                   ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended April 30, 2001

                                                                        Total
                                                                 Consolidated
                                                                     Sunterra
                                                                  Corporation
                                                                  -----------
Beginning Cash Balance                                           $ 9,562,024 (a)

Interest Income on full DIP draw                                     314,323

Deposit/Collection:
-------------------
Encore                                                               247,148
Rental Income                                                        133,775
Sports Package                                                         1,047
Tour Sales                                                            12,639
Closing Costs                                                         11,360
Operating Refunds                                                    460,052
Conversions                                                           45,393
Escrow Funds                                                       2,057,449
Sunterra's Collections on Mortgages Receivable                     3,530,052
Timeshare Sales                                                       33,288
Sunterra Finance Servicing Fee Income                                104,252
Tax Refunds                                                              405
Employee Payroll Deduction Reimbursement                              79,107
HOA Property Insurance Reimbursement                                  23,220
Non-Debtor Reimbursements                                            268,535
                                                                 -----------

    Subtotal-Deposit/Collection Inflows                            7,322,046

Resort Operating & Payroll Balances (added back)                   2,023,738

Other:
------
Asset Sales                                                                -
DIP Loan Borrowing                                                51,273,650
Other                                                              8,969,483
                                                                 -----------

Total Cash Inflows                                                69,588,916

United States Bankruptcy Court for the District
of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended April 30, 2001
                                                                           Total
                                                                    Consolidated
                                                                        Sunterra
                                                                     Corporation
                                                                     -----------
Outflows:
---------
Operating-Corporate                                                   1,250,238
Operating-Sunterra Finance                                              581,215
Operating-Premier                                                         6,445
Operating-Carlsbad                                                       (6,412)
Operating-FATT                                                              327
Operating-Myrtle Beach                                                   (3,454)
Operating-Resorts                                                     1,111,538
Payroll-Corporate                                                       758,007
Payroll-Sunterra Finance                                                360,626
Payroll-Premier                                                           6,052
Payroll-Resorts(S&W)                                                  1,053,453
Commissions-Post                                                        637,631
HOA Subsidies & Maintenance Fees                                      1,433,914
Health Claims                                                           431,118
Insurance - Coverage Premiums                                           433,389
Insurance - Performance Bonds                                            25,000
Property Taxes                                                          279,449
Professional Fees                                                     2,824,550
DIP Financing Fees                                                    4,578,206
                                                                   ------------

Total Cash Outflows                                                  15,761,291

Capital Expenditures and Maintenance:
-------------------------------------
Construction                                                            176,136

Interest:
---------
Interest Expense on D.I.P.                                            1,070,271

Other
-----
DIP Loan Repayment                                                   44,750,000
                                                                   ------------

Total Cash Outflows                                                  61,757,697
                                                                   ------------

Ending Cash Balance                                                  17,393,243
Non Cash Adjustments                                                      5,707
                                                                   ------------
Balance per Cash Flow                                              $ 17,398,950
                                                                   ============

United States Bankruptcy Court for the District
of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended April 30, 2001
                                                       Total
                                                Consolidated
                                                    Sunterra
                                                 Corporation
                                                 -----------
Reconciliation:
--------------

Bank Balances:
-------------
First Union                                       2,776,548
Salomon Smith Barney                             14,198,771
Resort Cash Accounts                              1,091,435
                                               ------------
Total Bank Balances                              18,066,754

Less Outstanding Checks                            (667,803)
                                               ------------
Total Cash per Balance Sheet                   $ 17,398,950
                                               ============

Difference                                               (0)


Notes to Debtor's Cash Flow:
---------------------------
a) Beginning cash balance includes Corporate Cash only




The consolidated and legal entities cash flows represent the cash activity in and out of the Corporate main accounts that fund all the individual resort cash accounts and do not reflect cash flow for the individual cash accounts.

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
April 30, 2001


                                                                   Sunterra
Legal entity                                                    Corporation
Bankruptcy filing number                                       00-5-6931-JS
                                                               ------------
Assets:
------
Cash and cash equivalents                                     $  15,533,301
Cash in escrow and restricted cash                               29,286,604
Mortgages receivable, net                                           (34,448)
Retained interests                                                        -
Intercompany receivable                                         348,979,730
Due from related parties                                          3,449,422
Other receivables, net                                           15,638,325
Prepaid expenses and other assets                                 7,916,863
Investment in joint ventures                                      1,502,420
Real estate and development costs                                88,071,205
Property and equipment, net                                      54,991,093
Intangible assets, net                                           26,106,635
                                                              -------------

                                                              $ 591,441,150
                                                              =============
Liabilities and equity:
----------------------
Accounts payable subject to compromise                           56,238,286
Notes payable subject to compromise                             585,460,731
Accounts payable not subject to compromise                        6,009,750
Accrued liabilities                                              10,675,325
Notes payable not subject to compromise                          53,197,029
Deferred income taxes                                             6,343,996
                                                              -------------
                                                                717,925,117

Stockholders' equity                                           (126,483,967)
                                                              -------------

Total liabilities and equity                                  $ 591,441,150
                                                              =============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended April 30, 2001


                                                                   Sunterra
Legal entity                                                    Corporation
Bankruptcy filing number                                       00-5-6931-JS
                                                               ------------
Revenues:
--------
Vacation interests sales                                      $     139,745
Interest income                                                           -
Other income (loss)                                                (381,313)
                                                              -------------
     Total revenues                                                (241,568)
                                                              -------------

Costs and operating expenses:
----------------------------
Vacation interests cost of sales                                     32,216
Advertising, sales and marketing                                     79,578
Provision for doubtful accounts                                           -
Loan portfolio expenses                                                 270
General and administrative                                        1,351,223
Depreciation and amortization                                       558,081
                                                              -------------
Total costs and operating expenses                                2,021,368
                                                              -------------

Income (loss) from operations                                    (2,262,936)

Interest expense                                                  1,339,456
Other nonoperating expenses                                               -
Realized (gain) on available-for-sale securities                          -
Equity (gain) on investment in joint ventures                             -
Bankruptcy expenses:
     Loss/(Gain) on Sale of Assets                                  (53,402)
     Interest (Income)                                             (109,046)
     Professional Services                                        6,808,860
                                                              -------------

Income (loss) before provision for taxes                        (10,248,804)

Provision for income taxes                                                -
                                                              -------------
Net income (loss)                                             $ (10,248,804)
                                                              =============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended April 30, 2001


                                                                   Sunterra
Legal entity                                                    Corporation
Bankruptcy filing number                                       00-5-6931-JS
                                                               ------------
Inflows:
-------
Interest Income on D.I.P.                                      $    314,323

Deposit/Collection
------------------
Encore                                                               48,051
Rental Income                                                       126,925
Tour Sales                                                           (2,129)
Closing Costs                                                        11,360
Operating Refunds                                                   201,109
Conversions                                                           6,822
Escrow Funds                                                        357,544
Sunterra's Collections on Mortgages Receivable                    3,530,052
Timeshare Sales                                                         876
Employee Payroll Deduction Reimbursement                             38,333
HOA Property Insurance Reimbursement                                 23,220
Non-Debtor Reimbursements                                           268,535
                                                               ------------
    Subtotal-Deposit/Collection Inflows                           4,925,022

Other
-----
Asset Sales                                                               -
Other                                                             8,969,483
                                                               ------------
    Total Cash Inflows                                           13,894,504

Outflows:
--------
Operating-Corporate                                               1,250,236
Operating-FATT                                                          327
Operating-Resorts                                                    79,667
Payroll-Corporate                                                   758,007
Payroll-Resorts(S&W)                                                102,351
Commissions-Post                                                     18,404
HOA Subsidies & Maintenance Fees                                    979,648
Health Claims                                                       431,118
Insurance - Coverage Premiums                                       430,236
Insurance - Performance Bonds                                        25,000
Professional Fees                                                 2,824,550
DIP Financing Fees                                                4,578,206
                                                               ------------
    Total Cash Outflows                                          11,477,750

Capital Expenditures & Maintenance
----------------------------------
Hurricane Repairs                                                         -

Interest
--------
Interest Expense on D.I.P.                                        1,070,271

Other
-----
Other                                                                     -
                                                               ------------
    Total Cash Outflows                                        $ 12,548,021
                                                               ------------

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
April 30, 2001


                                                                  AKGI St.
Legal entity                                                   Maarten, NV
Bankruptcy filing number                                      00-5-6933-JS
                                                              ------------
Assets:
------
Cash and cash equivalents                                     $    250,971
Cash in escrow and restricted cash                                 646,664
Mortgages receivable, net                                                -
Retained interests                                                       -
Intercompany receivable                                         (4,708,246)
Due from related parties                                         3,742,273
Other receivables, net                                           3,077,443
Prepaid expenses and other assets                                  632,000
Investment in joint ventures                                             -
Real estate and development costs                               17,519,254
Property and equipment, net                                        207,898
Intangible assets, net                                                   -
                                                              ------------

                                                              $ 21,368,257
                                                              ============
Liabilities and equity:
----------------------
Accounts payable subject to compromise                           2,600,742
Notes payable subject to compromise                                      -
Accounts payable not subject to compromise                         217,144
Accrued liabilities                                              3,372,321
Notes payable not subject to compromise                                  -
Deferred income taxes                                               18,920
                                                              ------------
                                                                 6,209,127

Stockholders' equity                                            15,159,130
                                                              ------------

Total liabilities and equity                                  $ 21,368,257
                                                              ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended April 30, 2001


                                                                  AKGI St.
Legal entity                                                   Maarten, NV
Bankruptcy filing number                                      00-5-6933-JS
                                                              ------------
Revenues:
--------
Vacation interests sales                                      $    582,563
Interest income                                                          -
Other income (loss)                                                 (9,737)
                                                              ------------
     Total revenues                                                572,826
                                                              ------------
Costs and operating expenses:
----------------------------
Vacation interests cost of sales                                    71,988
Advertising, sales and marketing                                   475,569
Provision for doubtful accounts                                          -
Loan portfolio expenses                                             11,399
General and administrative                                          94,164
Depreciation and amortization                                       14,623
                                                              ------------
Total costs and operating expenses                                 667,743
                                                              ------------

Income (loss) from operations                                      (94,917)

Interest expense                                                         -
Equity (gain) on investment in joint ventures                            -
Bankruptcy expenses                                                      -
                                                              ------------
Income (loss) before provision for taxes                           (94,917)

Provision for income taxes                                               -
                                                              ------------
Net income (loss)                                             $    (94,917)
                                                              ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended April 30, 2001


                                                     AKGI St.
Legal entity                                      Maarten, NV
Bankruptcy filing number                         00-5-6933-JS
                                                 ------------
Inflows:
-------

Deposit/Collection
------------------
Encore                                              $ 2,411
Timeshare Sales                                           -
                                                    -------

    Subtotal-Deposit/Collection Inflows               2,411

Other
-----
Other                                                     -
                                                    -------

    Total Cash Inflows                                2,411

Outflows:
--------
Operating-Resorts                                         -
                                                    -------

    Total Cash Outflows                             $     -
                                                    -------

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
April 30, 2001


                                                                  All Seasons
Legal entity                                                 Properties, Inc.
Bankruptcy filing number                                         00-5-6934-JS
                                                                 ------------
Assets:
------
Cash and cash equivalents                                           $       -
Cash in escrow and restricted cash                                          -
Mortgages receivable, net                                                   -
Retained interests                                                          -
Intercompany receivable                                                     -
Due from related parties                                                    -
Other receivables, net                                                      -
Prepaid expenses and other assets                                           -
Investment in joint ventures                                                -
Real estate and development costs                                           -
Property and equipment, net                                                 -
Intangible assets, net                                                      -
                                                                    ---------

                                                                    $       -
                                                                    =========
Liabilities and equity:
----------------------
Accounts payable subject to compromise                                      -
Notes payable subject to compromise                                         -
Accounts payable not subject to compromise                                  -
Accrued liabilities                                                         -
Notes payable not subject to compromise                                     -
Deferred income taxes                                                       -
                                                                    ---------
                                                                            -

Stockholders' equity                                                        -
                                                                    ---------

Total liabilities and equity                                        $       -
                                                                    =========

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended April 30, 2001


                                                                  All Seasons
Legal entity                                                 Properties, Inc.
Bankruptcy filing number                                         00-5-6934-JS
                                                                 ------------
Revenues:
--------
Vacation interests sales                                            $       -
Interest income                                                             -
Other income (loss)                                                         -
                                                                    ---------
     Total revenues                                                         -
                                                                    ---------

Costs and operating expenses:
----------------------------
Vacation interests cost of sales                                            -
Advertising, sales and marketing                                            -
Provision for doubtful accounts                                             -
Loan portfolio expenses                                                     -
General and administrative                                                  -
Depreciation and amortization                                               -
                                                                    ---------
Total costs and operating expenses                                          -
                                                                    ---------

Income (loss) from operations                                               -

Interest expense                                                            -
Equity (gain) on investment in joint ventures                               -
Bankruptcy expenses                                                         -
                                                                    ---------
Income (loss) before provision for taxes                                    -

Provision for income taxes                                                  -
                                                                    ---------
Net income (loss)                                                   $       -
                                                                    =========

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended April 30, 2001


                                                        All Seasons
Legal entity                                       Properties, Inc.
Bankruptcy filing number                               00-5-6934-JS
                                                       ------------
No cash flow for this entity.

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
April 30, 2001


                                                               All Seasons
                                                                  Resorts,
Legal entity                                                     Inc. (AZ)
Bankruptcy filing number                                      00-5-6936-JS
                                                              ------------
Assets:
-------
Cash and cash equivalents                                     $    177,875
Cash in escrow and restricted cash                               3,312,856
Mortgages receivable, net                                        1,212,894
Retained interests                                                       -
Intercompany receivable                                         37,860,001
Due from related parties                                           (86,691)
Other receivables, net                                           6,344,673
Prepaid expenses and other assets                                1,286,511
Investment in joint ventures                                             -
Real estate and development costs                               25,716,810
Property and equipment, net                                      1,836,205
Intangible assets, net                                                   -
                                                              ------------

                                                              $ 77,661,134
                                                              ============
Liabilities and equity:
-----------------------
Accounts payable subject to compromise                           2,317,305
Notes payable subject to compromise                              1,269,323
Accounts payable not subject to compromise                       1,324,481
Accrued liabilities                                                482,628
Notes payable not subject to compromise                                  -
Deferred income taxes                                                    -
                                                              ------------
                                                                 5,393,737

Stockholders' equity                                            72,267,397
                                                              ------------

Total liabilities and equity                                  $ 77,661,134
                                                              ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended April 30, 2001


                                                               All Seasons
                                                                  Resorts,
Legal entity                                                     Inc. (AZ)
Bankruptcy filing number                                      00-5-6936-JS
                                                              ------------
Revenues:
---------
Vacation interests sales                                        $2,671,576
Interest income                                                     27,129
Other income (loss)                                               (160,111)
                                                                ----------
     Total revenues                                              2,538,594
                                                                ----------

Costs and operating expenses:
-----------------------------
Vacation interests cost of sales                                   645,997
Advertising, sales and marketing                                 1,173,881
Provision for doubtful accounts                                          -
Loan portfolio expenses                                              2,491
General and administrative                                         256,946
Depreciation and amortization                                       27,954
                                                                ----------
Total costs and operating expenses                               2,107,269
                                                                ----------

Income (loss) from operations                                      431,325

Interest expense                                                         -
Equity (gain) on investment in joint ventures                            -
Bankruptcy expenses                                                      -
                                                                ----------

Income (loss) before provision for taxes                           431,325

Provision for income taxes                                               -
                                                                ----------
Net income (loss)                                               $  431,325
                                                                ==========

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended April 30, 2001


                                                               All Seasons
                                                                  Resorts,
Legal entity                                                     Inc. (AZ)
Bankruptcy filing number                                      00-5-6936-JS
                                                              ------------
Inflows:
--------

Deposit/Collection
------------------
Encore                                                        $     15,260
Rental Income                                                 $      3,200
Tour Sales                                                             898
Operating Refunds                                                  148,384
Conversions                                                          4,488
Escrow Funds                                                     1,094,689
Timeshare Sales                                                     32,412
Employee Payroll Deduction Reimbursement                                76
                                                              ------------

    Subtotal-Deposit/Collection Inflows                          1,299,406

Other
-----
Asset Sales                                                              -
                                                              ------------

    Total Cash Inflows                                           1,299,406
                                                              ------------

Outflows:
---------
Operating-Resorts                                                  615,096
Payroll-Resorts(S&W)                                               462,403
Commissions-Post                                                   540,047
HOA Subsidies & Maintenance Fees                                    10,950
Insurance - Coverage Premiums                                        1,606
Property Taxes                                                      45,523
                                                              ------------
                                                                 1,675,625

Capital Expenditures & Maintenance
----------------------------------
Construction                                                       176,136
                                                              ------------

    Total Cash Outflows                                       $  1,851,760
                                                              ------------

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
April 30, 2001

                                                               All Seasons
                                                                   Resorts,
Legal entity                                                     Inc. (TX)
Bankruptcy filing number                                      00-5-6937-JS
                                                              ------------
Assets:
------
Cash and cash equivalents                                     $          -
Cash in escrow and restricted cash                                  34,629
Mortgages receivable, net                                                -
Retained interests                                                       -
Intercompany receivable                                         (7,221,588)
Due from related parties                                           191,057
Other receivables, net                                             951,180
Prepaid expenses and other assets                                        -
Investment in joint ventures                                             -
Real estate and development costs                                3,778,522
Property and equipment, net                                         52,190
Intangible assets, net                                                   -
                                                              ------------

                                                              $ (2,214,010)
                                                              ============
Liabilities and equity:
----------------------
Accounts payable subject to compromise                             157,975
Notes payable subject to compromise                                      -
Accounts payable not subject to compromise                              50
Accrued liabilities                                               (120,268)
Notes payable not subject to compromise                                  -
Deferred income taxes                                                    -
                                                              ------------
                                                                    37,757

Stockholders' equity                                            (2,251,767)
                                                              ------------

Total liabilities and equity                                  $ (2,214,010)
                                                              ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended April 30, 2001

                                                               All Seasons
                                                                   Resorts,
Legal entity                                                      Inc. (TX)
Bankruptcy filing number                                      00-5-6937-JS
                                                              ------------
Revenues:
--------
Vacation interests sales                                      $          -
Interest income                                                          -
Other income (loss)                                                (15,400)
                                                              ------------
     Total revenues                                                (15,400)
                                                              ------------

Costs and operating expenses:
----------------------------
Vacation interests cost of sales                                         -
Advertising, sales and marketing                                     2,900
Provision for doubtful accounts                                          -
Loan portfolio expenses                                                  -
General and administrative                                          17,057
Depreciation and amortization                                            -
                                                              ------------
Total costs and operating expenses                                  19,957
                                                              ------------

Income (loss) from operations                                      (35,357)

Interest expense                                                         -
Equity (gain) on investment in joint ventures                            -
Bankruptcy expenses                                                      -
                                                              ------------

Income (loss) before provision for taxes                           (35,357)

Provision for income taxes                                               -
                                                              ------------
Net income (loss)                                             $    (35,357)
                                                              ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended April 30, 2001

                                                               All Seasons
                                                                   Resorts,
Legal entity                                                      Inc. (TX)
Bankruptcy filing number                                      00-5-6937-JS
                                                              ------------
Inflows:
-------

Deposit/Collection
------------------
Encore                                                        $        318
Operating Refunds                                                      (21)
Escrow Funds                                                         4,069
                                                              ------------

    Subtotal-Deposit/Collection Inflows                              4,366

Other
-----
Asset Sales                                                              -
                                                              ------------

    Total Cash Inflows                                               4,366
                                                              ------------

Outflows:
--------
Operating-Resorts                                                   12,989
HOA Subsidies & Maintenance Fees                                    21,097
                                                              ------------

    Total Cash Outflows                                       $     34,086
                                                              ------------

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
April 30, 2001

                                                                      Grand
                                                                      Beach
Legal entity                                                     Resort, LP
Bankruptcy filing number                                       00-5-6945-JS
                                                               ------------
Assets:
------
Cash and cash equivalents                                     $       2,774
Cash in escrow and restricted cash                                1,698,952
Mortgages receivable, net                                                 -
Retained interests                                                        -
Intercompany receivable                                         (15,669,199)
Due from related parties                                          1,350,388
Other receivables, net                                            5,464,307
Prepaid expenses and other assets                                   559,395
Investment in joint ventures                                              -
Real estate and development costs                                20,831,972
Property and equipment, net                                         472,730
Intangible assets, net                                                    -
                                                              -------------

                                                              $  14,711,319
                                                              =============
Liabilities and equity:
----------------------
Accounts payable subject to compromise                            1,927,222
Notes payable subject to compromise                                       -
Accounts payable not subject to compromise                          568,805
Accrued liabilities                                               2,244,394
Notes payable not subject to compromise                                   -
Deferred income taxes                                                     -
                                                              -------------
                                                                  4,740,421

Stockholders' equity                                              9,970,898
                                                              -------------

Total liabilities and equity                                  $  14,711,319
                                                              =============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended April 30, 2001

                                                                      Grand
                                                                      Beach
Legal entity                                                     Resort, LP
Bankruptcy filing number                                       00-5-6945-JS
                                                               ------------
Revenues:
--------
Vacation interests sales                                         $  110,518
Interest income                                                           -
Other income (loss)                                                 (76,526)
                                                                 ----------
     Total revenues                                                  33,992
                                                                 ----------

Costs and operating expenses:
----------------------------
Vacation interests cost of sales                                     19,523
Advertising, sales and marketing                                    127,432
Provision for doubtful accounts                                           -
Loan portfolio expenses                                                  17
General and administrative                                           34,085
Depreciation and amortization                                        18,280
                                                                 ----------
Total costs and operating expenses                                  199,337
                                                                 ----------

Income (loss) from operations                                      (165,345)

Interest expense                                                          -
Equity (gain) on investment in joint ventures                             -
Bankruptcy expenses                                                       -
                                                                 ----------

Income (loss) before provision for taxes                           (165,345)

Provision for income taxes                                                -
                                                                 ----------
Net income (loss)                                                $ (165,345)
                                                                 ==========

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended April 30, 2001

                                                                      Grand
                                                                      Beach
Legal entity                                                     Resort, LP
Bankruptcy filing number                                       00-5-6945-JS
                                                               ------------
Inflows:
-------

Deposit/Collection
------------------
Encore                                                            $   8,082
Operating Refunds                                                    (1,956)
Escrow Funds                                                         66,130
Employee Payroll Deduction Reimbursement                              2,605
                                                                  ---------

    Subtotal-Deposit/Collection Inflows                              74,862

Other
-----
Asset Sales                                                               -
                                                                  ---------

    Total Cash Inflows                                               74,862
                                                                  ---------

Outflows:
--------
Operating-Resorts                                                     6,712
Payroll-Resorts(S&W)                                                 56,247
Commissions-Post                                                     50,782
HOA Subsidies & Maintenance Fees                                     81,529
                                                                  ---------

    Total Cash Outflows                                           $ 195,270
                                                                  ---------

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
April 30, 2001


                                                              Greensprings
Legal entity                                                    Associates
Bankruptcy filing number                                      00-5-6946-JS
                                                              ------------
Assets:
-------
Cash and cash equivalents                                     $          -
Cash in escrow and restricted cash                                 685,309
Mortgages receivable, net                                                -
Retained interests                                                       -
Intercompany receivable                                         19,034,064
Due from related parties                                           334,598
Other receivables, net                                           1,159,981
Prepaid expenses and other assets                                        -
Investment in joint ventures                                             -
Real estate and development costs                               12,128,362
Property and equipment, net                                      1,729,700
Intangible assets, net                                                   -
                                                              ------------

                                                              $ 35,072,014
                                                              ============
Liabilities and equity:
-----------------------
Accounts payable subject to compromise                           1,045,965
Notes payable subject to compromise                                      -
Accounts payable not subject to compromise                          92,467
Accrued liabilities                                               (395,017)
Notes payable not subject to compromise                                  -
Deferred income taxes                                                    -
                                                              ------------
                                                                   743,415

Stockholders' equity                                            34,328,599
                                                              ------------

Total liabilities and equity                                  $ 35,072,014
                                                              ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended April 30, 2001


                                                              Greensprings
Legal entity                                                    Associates
Bankruptcy filing number                                      00-5-6946-JS
                                                              ------------
Revenues:
---------
Vacation interests sales                                      $    187,208
Interest income                                                          -
Other income (loss)                                                (49,396)
                                                              ------------
     Total revenues                                                137,812
                                                              ------------

Costs and operating expenses:
-----------------------------
Vacation interests cost of sales                                    49,695
Advertising, sales and marketing                                    (5,185)
Provision for doubtful accounts                                          -
Loan portfolio expenses                                                  -
General and administrative                                          11,694
Depreciation and amortization                                       13,898
                                                              ------------
Total costs and operating expenses                                  70,102
                                                              ------------

Income (loss) from operations                                       67,710

Interest expense                                                         -
Equity (gain) on investment in joint ventures                            -
Bankruptcy expenses                                                      -
                                                              ------------

Income (loss) before provision for taxes                            67,710

Provision for income taxes                                               -
                                                              ------------
Net income (loss)                                             $     67,710
                                                              ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended April 30, 2001


                                                              Greensprings
Legal entity                                                    Associates
Bankruptcy filing number                                      00-5-6946-JS
                                                              ------------
Cash Flow is combined with Powhatan Associates
00-5-6958-JS

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
April 30, 2001

                                                               Greensprings
                                                                 Plantation
Legal entity                                                  Resorts, Inc.
Bankruptcy filing number                                       00-5-6947-JS
                                                               ------------
Assets:
-------
Cash and cash equivalents                                       $         -
Cash in escrow and restricted cash                                        -
Mortgages receivable, net                                                 -
Retained interests                                                        -
Intercompany receivable                                                   -
Due from related parties                                                  -
Other receivables, net                                                    -
Prepaid expenses and other assets                                         -
Investment in joint ventures                                              -
Real estate and development costs                                         -
Property and equipment, net                                               -
Intangible assets, net                                                    -
                                                                -----------

                                                                $         -
                                                                ===========
Liabilities and equity:
-----------------------
Accounts payable subject to compromise                                    -
Notes payable subject to compromise                                       -
Accounts payable not subject to compromise                                -
Accrued liabilities                                                       -
Notes payable not subject to compromise                                   -
Deferred income taxes                                                     -
                                                                -----------
                                                                          -

Stockholders' equity                                                      -
                                                                -----------

Total liabilities and equity                                    $         -
                                                                ===========

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended April 30, 2001

                                                               Greensprings
                                                                 Plantation
Legal entity                                                   Resorts, Inc.
Bankruptcy filing number                                       00-5-6947-JS
                                                               ------------
Revenues:
--------
Vacation interests sales                                         $        -
Interest income                                                           -
Other income (loss)                                                       -
                                                                 ----------
     Total revenues                                                       -
                                                                 ----------

Costs and operating expenses:
----------------------------
Vacation interests cost of sales                                          -
Advertising, sales and marketing                                          -
Provision for doubtful accounts                                           -
Loan portfolio expenses                                                   -
General and administrative                                                -
Depreciation and amortization                                             -
                                                                 ----------
Total costs and operating expenses                                        -
                                                                 ----------

Income (loss) from operations                                             -

Interest expense                                                          -
Equity (gain) on investment in joint ventures                             -
Bankruptcy expenses                                                       -
                                                                 ----------

Income (loss) before provision for taxes                                  -

Provision for income taxes                                                -
                                                                 ----------
Net income (loss)                                                $        -
                                                                 ==========

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended April 30, 2001


                                                               Greensprings
                                                                 Plantation
Legal entity                                                  Resorts, Inc.
Bankruptcy filing number                                       00-5-6947-JS
                                                               ------------
No cash flow for this entity.

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
April 30, 2001

                                                                    Harich
                                                                     Tahoe
Legal entity                                                   Development
Bankruptcy filing number                                      00-5-6948-JS
                                                              ------------
Assets:
-------
Cash and cash equivalents                                     $          -
Cash in escrow and restricted cash                                       -
Mortgages receivable, net                                                -
Retained interests                                                       -
Intercompany receivable                                         (3,826,455)
Due from related parties                                                 -
Other receivables, net                                             456,268
Prepaid expenses and other assets                                   64,656
Investment in joint ventures                                             -
Real estate and development costs                                  552,740
Property and equipment, net                                         11,111
Intangible assets, net                                                   -
                                                              ------------
                                                              $ (2,741,680)
                                                              ============
Liabilities and equity:
-----------------------
Accounts payable subject to compromise                              28,378
Notes payable subject to compromise                              1,154,643
Accounts payable not subject to compromise                               -
Accrued liabilities                                                 85,200
Notes payable not subject to compromise                                  -
Deferred income taxes                                                    -
                                                              ------------
                                                                 1,268,221

Stockholders' equity                                            (4,009,901)
                                                              ------------

Total liabilities and equity                                  $ (2,741,680)
                                                              ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended April 30, 2001

                                                                    Harich
                                                                     Tahoe
Legal entity                                                   Development
Bankruptcy filing number                                      00-5-6948-JS
                                                              ------------
Revenues:
---------
Vacation interests sales                                       $         -
Interest income                                                          -
Other income (loss)                                                 (5,956)
                                                               -----------
     Total revenues                                                 (5,956)
                                                               -----------

Costs and operating expenses:
-----------------------------
Vacation interests cost of sales                                         -
Advertising, sales and marketing                                         -
Provision for doubtful accounts                                          -
Loan portfolio expenses                                                  -
General and administrative                                               -
Depreciation and amortization                                            -
                                                               -----------
Total costs and operating expenses                                       -
                                                               -----------

Income (loss) from operations                                       (5,956)

Interest expense                                                         -
Equity (gain) on investment in joint ventures                            -
Bankruptcy expenses                                                      -
                                                               -----------

Income (loss) before provision for taxes                            (5,956)

Provision for income taxes                                               -
                                                               -----------
Net income (loss)                                              $    (5,956)
                                                               ===========

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended April 30, 2001

                                                                    Harich
                                                                     Tahoe
Legal entity                                                   Development
Bankruptcy filing number                                      00-5-6948-JS
                                                              ------------
Inflows:
--------

Deposit/Collection
------------------
Encore                                                        $          -
                                                              ------------

  Subtotal-Deposit/Collection Inflows                                    -

Other
-----
Asset Sales                                                              -
                                                              ------------

    Total Cash Inflows                                                   -
                                                              ------------

Outflows:
---------
Operating-Resorts                                                        -
                                                              ------------
    Total Cash Outflows                                       $          -
                                                              ------------

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
April 30, 2001

                                                                 Lake Tahoe
                                                                     Resort
Legal entity                                                  Partners, LLC
Bankruptcy filing number                                       00-5-6952-JS
                                                               ------------
Assets:
-------
Cash and cash equivalents                                      $     19,541
Cash in escrow and restricted cash                                2,325,020
Mortgages receivable, net                                                 -
Retained interests                                                        -
Intercompany receivable                                         (30,503,453)
Due from related parties                                                  -
Other receivables, net                                            2,832,362
Prepaid expenses and other assets                                   148,088
Investment in joint ventures                                              -
Real estate and development costs                                46,018,073
Property and equipment, net                                         119,291
Intangible assets, net                                                    -
                                                               ------------

                                                               $ 20,958,922
                                                               ============
Liabilities and equity:
-----------------------
Accounts payable subject to compromise                            4,222,172
Notes payable subject to compromise                                       -
Accounts payable not subject to compromise                          847,695
Accrued liabilities                                               1,826,132
Notes payable not subject to compromise                                   -
Deferred income taxes                                                     -
                                                               ------------
                                                                  6,895,999

Stockholders' equity                                             14,062,923
                                                               ------------

Total liabilities and equity                                   $ 20,958,922
                                                               ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended April 30, 2001

                                                                 Lake Tahoe
                                                                     Resort
Legal entity                                                  Partners, LLC
Bankruptcy filing number                                       00-5-6952-JS
                                                               ------------
Revenues:
---------
Vacation interests sales                                       $          -
Interest income                                                           -
Other income (loss)                                                  50,838
                                                               ------------
     Total revenues                                                  50,838
                                                               ------------

Costs and operating expenses:
-----------------------------
Vacation interests cost of sales                                          -
Advertising, sales and marketing                                    137,201
Provision for doubtful accounts                                           -
Loan portfolio expenses                                                   -
General and administrative                                           53,850
Depreciation and amortization                                         6,427
                                                               ------------
Total costs and operating expenses                                  197,478
                                                               ------------

Income (loss) from operations                                      (146,640)

Interest expense                                                          -
Equity (gain) on investment in joint ventures                             -
Bankruptcy expenses                                                       -
                                                               ------------

Income (loss) before provision for taxes                           (146,640)

Provision for income taxes                                                -
                                                               ------------
Net income (loss)                                              $   (146,640)
                                                               ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended April 30, 2001

                                                                 Lake Tahoe
                                                                     Resort
Legal entity                                                  Partners, LLC
Bankruptcy filing number                                       00-5-6952-JS
                                                               ------------
Inflows:
-------

Deposit/Collection
------------------
Encore                                                         $        693
Escrow Funds                                                        144,828
Tax Refunds                                                             405
                                                               ------------

    Subtotal-Deposit/Collection Inflows                             145,926
                                                               ------------

Other
-----
Asset Sales                                                               -
                                                               ------------
    Total Cash Inflows                                              145,926
                                                               ------------

Outflows:
--------
Operating-Resorts                                                    42,798
Payroll-Resorts(S&W)                                                 41,000
Commissions-Post                                                      2,950
Property Taxes                                                      233,926
                                                               ------------

    Total Cash Outflows                                        $    320,675
                                                               ------------

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
April 30, 2001

                                                                        MMG
                                                                Development
Legal entity                                                          Corp.
Bankruptcy filing number                                       00-5-6954-JS
                                                               ------------
Assets:
-------
Cash and cash equivalents                                      $     41,646
Cash in escrow and restricted cash                                1,256,761
Mortgages receivable, net                                                 -
Retained interests                                                        -
Intercompany receivable                                         (26,022,950)
Due from related parties                                            (36,030)
Other receivables, net                                            1,544,251
Prepaid expenses and other assets                                   462,648
Investment in joint ventures                                              -
Real estate and development costs                                21,972,202
Property and equipment, net                                       5,380,469
Intangible assets, net                                                    -
                                                               ------------

                                                               $  4,598,997
                                                               ============

Liabilities and equity:
-----------------------
Accounts payable subject to compromise                            2,269,807
Notes payable subject to compromise                                       -
Accounts payable not subject to compromise                          373,117
Accrued liabilities                                              (1,061,191)
Notes payable not subject to compromise                                   -
Deferred income taxes                                                     -
                                                               ------------
                                                                  1,581,733

Stockholders' equity                                              3,017,264
                                                               ------------

Total liabilities and equity                                   $  4,598,997
                                                               ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended April 30, 2001

                                                                        MMG
                                                                Development
Legal entity                                                          Corp.
Bankruptcy filing number                                       00-5-6954-JS
                                                               ------------
Revenues:
---------
Vacation interests sales                                       $     87,466
Interest income                                                           -
Other income (loss)                                                (209,924)
                                                               ------------
     Total revenues                                                (122,458)
                                                               ------------

Costs and operating expenses:
----------------------------
Vacation interests cost of sales                                     24,479
Advertising, sales and marketing                                     67,648
Provision for doubtful accounts                                           -
Loan portfolio expenses                                                   -
General and administrative                                           13,213
Depreciation and amortization                                        19,252
                                                               ------------
Total costs and operating expenses                                  124,592
                                                               ------------

Income (loss) from operations                                      (247,050)

Interest expense                                                          -
Equity (gain) on investment in joint ventures                             -
Bankruptcy expenses                                                       -
                                                               ------------

Income (loss) before provision for taxes                           (247,050)

Provision for income taxes                                                -
                                                               ------------
Net income (loss)                                                $ (247,050)
                                                               ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended April 30, 2001

                                                                             MMG
                                                                     Development
Legal entity                                                               Corp.
Bankruptcy filing number                                            00-5-6954-JS
                                                                    ------------
Inflows:
-------

Deposit/Collection
------------------
Encore                                                                $  91,598
Tour Sales                                                                  (38)
Operating Refunds                                                           (48)
Conversions                                                              34,084
Escrow Funds                                                            171,940
Employee Payroll Deduction Reimbursement                                  1,270
Non-Debtor Collections                                                  268,535
                                                                      ---------

    Subtotal-Deposit/Collection Inflows                                 567,340

Other
-----
Asset Sales                                                                   -
                                                                      ---------

    Total Cash Inflows                                                  567,340
                                                                      ---------

Outflows:
--------
Operating-Resorts                                                        10,896
Payroll-Resorts(S&W)                                                     43,628
Commissions-Post                                                         23,321
HOA Subsidies & Maintenance Fees                                        108,341
                                                                      ---------

    Total Cash Outflows                                               $ 186,185
                                                                      ---------

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
April 30, 2001


                                                                Port Royal
Legal entity                                                  Resort, L.P.
Bankruptcy filing number                                      00-5-6957-JS
                                                              ------------
Assets:
------
Cash and cash equivalents                                     $          -
Cash in escrow and restricted cash                                 108,242
Mortgages receivable, net                                                -
Retained interests                                                       -
Intercompany receivable                                           (445,205)
Due from related parties                                             3,541
Other receivables, net                                             775,605
Prepaid expenses and other assets                                   96,258
Investment in joint ventures                                             -
Real estate and development costs                                  503,398
Property and equipment, net                                        128,231
Intangible assets, net                                                   -
                                                              ------------

                                                              $  1,170,070
                                                              ============
Liabilities and equity:
----------------------
Accounts payable subject to compromise                             302,517
Notes payable subject to compromise                                      -
Accounts payable not subject to compromise                          32,661
Accrued liabilities                                               (136,452)
Notes payable not subject to compromise                                  -
Deferred income taxes                                                    -
                                                              ------------
                                                                   198,726

Stockholders' equity                                               971,344
                                                              ------------
Total liabilities and equity                                  $  1,170,070
                                                              ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended April 30, 2001


                                                                Port Royal
Legal entity                                                  Resort, L.P.
Bankruptcy filing number                                      00-5-6957-JS
                                                              ------------
Revenues:
--------
Vacation interests sales                                         $       -
Interest income                                                          -
Other income (loss)                                                 (9,632)
                                                                 ---------
     Total revenues                                                 (9,632)
                                                                 ---------

Costs and operating expenses:
----------------------------
Vacation interests cost of sales                                         -
Advertising, sales and marketing                                         -
Provision for doubtful accounts                                     30,617
Loan portfolio expenses                                                  -
General and administrative                                            (646)
Depreciation and amortization                                            -
                                                                         -
                                                                 ---------
Total costs and operating expenses                                  29,971
                                                                 ---------

Income (loss) from operations                                      (39,603)

Interest expense                                                         -
Equity (gain) on investment in joint ventures                            -
Bankruptcy expenses                                                      -
                                                                 ---------

Income (loss) before provision for taxes                           (39,603)

Provision for income taxes                                               -
                                                                 ---------
Net income (loss)                                                $ (39,603)
                                                                 =========

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended April 30, 2001


                                                                Port Royal
Legal entity                                                  Resort, L.P.
Bankruptcy filing number                                      00-5-6957-JS
                                                              ------------
Inflows:
-------

Deposit/Collection
------------------
Encore                                                             $  (617)
Sports Package                                                       1,047
Operating Refunds                                                     (155)
Escrow Funds                                                        32,344
                                                                   -------

    Subtotal-Deposit/Collection Inflows                             32,619

Other
-----
Asset Sales                                                              -
                                                                   -------

    Total Cash Inflows                                              32,619
                                                                   -------

Outflows:
--------
Operating-Resorts                                                        -
                                                                   -------

    Total Cash Outflows                                            $     -
                                                                   -------

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
April 30, 2001


                                                                   Powhatan
Legal entity                                                     Associates
Bankruptcy filing number                                       00-5-6958-JS
                                                               ------------
Assets:
------
Cash and cash equivalents                                      $          -
Cash in escrow and restricted cash                                  466,137
Mortgages receivable, net                                           934,310
Retained interests                                                        -
Intercompany receivable                                          15,676,526
Due from related parties                                            380,976
Other receivables, net                                            1,967,387
Prepaid expenses and other assets                                        (1)
Investment in joint ventures                                              -
Real estate and development costs                                 9,246,495
Property and equipment, net                                          41,384
Intangible assets, net                                                    -
                                                               ------------

                                                               $ 28,713,214
                                                               ============
Liabilities and equity:
----------------------
Accounts payable subject to compromise                              801,606
Notes payable subject to compromise                                       -
Accounts payable not subject to compromise                          180,123
Accrued liabilities                                                 221,297
Notes payable not subject to compromise                                   -
Deferred income taxes                                                     -
                                                               ------------
                                                                  1,203,026

Stockholders' equity                                             27,510,188
                                                               ------------

Total liabilities and equity                                   $ 28,713,214
                                                               ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended April 30, 2001


                                                                   Powhatan
Legal entity                                                     Associates
Bankruptcy filing number                                       00-5-6958-JS
                                                               ------------
Revenues:
--------
Vacation interests sales                                       $    167,586
Interest income                                                           -
Other income (loss)                                                 (52,181)
                                                               ------------
     Total revenues                                                 115,405
                                                               ------------

Costs and operating expenses:
----------------------------
Vacation interests cost of sales                                     28,902
Advertising, sales and marketing                                       (345)
Provision for doubtful accounts                                           -
Loan portfolio expenses                                                 187
General and administrative                                           10,375
Depreciation and amortization                                         2,291
                                                               ------------
Total costs and operating expenses                                   41,410
                                                               ------------

Income (loss) from operations                                        73,995

Interest expense                                                          -
Equity (gain) on investment in joint ventures                             -
Bankruptcy expenses                                                       -
                                                               ------------

Income (loss) before provision for taxes                             73,995

Provision for income taxes                                                -
                                                               ------------
Net income (loss)                                              $     73,995
                                                               ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended April 30, 2001


                                                                   Powhatan
Legal entity                                                     Associates
Bankruptcy filing number                                       00-5-6958-JS
                                                               ------------
Inflows:
--------

Deposit/Collection
------------------
Encore                                                            $   6,128
Rental Income                                                         3,650
Tour Sales                                                           15,023
Operating Refunds                                                     2,371
Escrow Funds                                                        185,905
Employee Payroll Deduction Reimbursement                             19,989
                                                                  ---------

    Subtotal-Deposit/Collection Inflows                             233,065

Other
-----
Asset Sales                                                               -
                                                                  ---------

    Total Cash Inflows                                              233,065
                                                                  ---------

Outflows:
---------
Operating-Resorts                                                   179,901
Payroll-Resorts(S&W)                                                347,824
Commissions-Post                                                          -
HOA Subsidies & Maintenance Fees                                    232,349
Insurance - Coverage Premiums                                           894
                                                                  ---------

    Total Cash Outflows                                           $ 760,967
                                                                  ---------

Includes Powhatan Associates (00-5-6958-JS) and
    Greensprings Associates (00-5-6946-JS)

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
April 30, 2001

                                                                      Resort
                                                                   Marketing
Legal entity                                                Internat'l, Inc.
Bankruptcy filing number                                        00-5-6961-JS
                                                                ------------
Assets:
-------
Cash and cash equivalents                                       $     80,373
Cash in escrow and restricted cash                                   251,948
Mortgages receivable, net                                                  -
Retained interests                                                         -
Intercompany receivable                                           (6,686,566)
Due from related parties                                            (261,925)
Other receivables, net                                               141,519
Prepaid expenses and other assets                                  1,025,231
Investment in joint ventures                                               -
Real estate and development costs                                          -
Property and equipment, net                                          636,066
Intangible assets, net                                                     -
                                                                ------------

                                                                $ (4,813,354)
                                                                =============
Liabilities and equity:
-----------------------
Accounts payable subject to compromise                             3,995,728
Notes payable subject to compromise                                        -
Accounts payable not subject to compromise                           371,010
Accrued liabilities                                                  132,903
Notes payable not subject to compromise                                    -
Deferred income taxes                                                      -
                                                                ------------
                                                                   4,499,641

Stockholders' equity                                              (9,312,995)
                                                                ------------

Total liabilities and equity                                    $ (4,813,354)
                                                                ============

United States Bankruptcy Court for the District
of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended April 30, 2001
                                                                      Resort
                                                                   Marketing
Legal entity                                                Internat'l, Inc.
Bankruptcy filing number                                        00-5-6961-JS
                                                                ------------
Revenues:
--------
Vacation interests sales                                        $          -
Interest income                                                            -
Other income (loss)                                                     (992)
                                                                ------------
     Total revenues                                                     (992)
                                                                ------------

Costs and operating expenses:
----------------------------
Vacation interests cost of sales                                           -
Advertising, sales and marketing                                     518,108
Provision for doubtful accounts                                            -
Loan portfolio expenses                                                    -
General and administrative                                           (59,349)
Depreciation and amortization                                          7,534
                                                                ------------
Total costs and operating expenses                                   466,293
                                                                ------------

Income (loss) from operations                                       (467,285)

Interest expense                                                           -
Equity (gain) on investment in joint ventures                              -
Bankruptcy expenses                                                        -
                                                                ------------

Income (loss) before provision for taxes                            (467,285)

Provision for income taxes                                                 -
                                                                -------------
Net income (loss)                                               $   (467,285)
                                                                =============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended April 30, 2001

                                                                     Resort
                                                                  Marketing
Legal entity                                               Internat'l, Inc.
Bankruptcy filing number                                       00-5-6961-JS
                                                               ------------
Inflows:
--------

Deposit/Collection
------------------
Encore                                                          $   74,868
Tour Sales                                                          (1,115)
Operating Refunds                                                   18,360
                                                                ----------

    Subtotal-Deposit/Collection Inflows                             92,114

Other
-----
Asset Sales                                                              -
                                                                ----------

    Total Cash Inflows                                              92,114
                                                                ----------

Outflows:
--------
Operating-Premier                                                    6,445
Operating-Carlsbad                                                  (6,412)
Operating-Myrtle Beach                                              (3,454)
Operating-Resorts                                                  165,606
Payroll-Premier                                                      6,052
                                                                ----------

    Total Cash Outflows                                         $  168,237
                                                                ----------

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
April 30, 2001

                                                              Ridge Point
                                                                  Limited
Legal entity                                                  Partnership
Bankruptcy filing number                                     00-5-6962-JS
                                                             ------------
Assets:
------
Cash and cash equivalents                                    $          -
Cash in escrow and restricted cash                                      -
Mortgages receivable, net                                               -
Retained interests                                                      -
Intercompany receivable                                        (1,373,040)
Due from related parties                                                -
Other receivables, net                                            317,709
Prepaid expenses and other assets                                  66,668
Investment in joint ventures                                            -
Real estate and development costs                               2,124,885
Property and equipment, net                                             -
Intangible assets, net                                                  -
                                                             ------------

                                                             $  1,136,222
                                                             ============
Liabilities and equity:
----------------------
Accounts payable subject to compromise                                  -
Notes payable subject to compromise                                     -
Accounts payable not subject to compromise                              -
Accrued liabilities                                               128,862
Notes payable not subject to compromise                                 -
Deferred income taxes                                                   -
                                                             ------------
                                                                  128,862

Stockholders' equity                                            1,007,360
                                                             ------------

Total liabilities and equity                                 $  1,136,222
                                                             ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended April 30, 2001

                                                              Ridge Point
                                                                  Limited
Legal entity                                                  Partnership
Bankruptcy filing number                                     00-5-6962-JS
                                                             ------------
Revenues:
--------
Vacation interests sales                                     $          -
Interest income                                                         -
Other income (loss)                                                (8,333)
                                                             ------------
     Total revenues                                                (8,333)
                                                             ------------

Costs and operating expenses:
----------------------------
Vacation interests cost of sales                                        -
Advertising, sales and marketing                                        -
Provision for doubtful accounts                                         -
Loan portfolio expenses                                                 -
General and administrative                                             30
Depreciation and amortization                                           -
                                                             ------------
Total costs and operating expenses                                     30
                                                             ------------

Income (loss) from operations                                      (8,363)

Interest expense                                                        -
Equity (gain) on investment in joint ventures                           -
Bankruptcy expenses                                                     -
                                                             ------------

Income (loss) before provision for taxes                           (8,363)

Provision for income taxes                                              -
                                                             ------------
Net income (loss)                                            $     (8,363)
                                                             ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended April 30, 2001

                                                              Ridge Point
                                                                  Limited
Legal entity                                                  Partnership
Bankruptcy filing number                                     00-5-6962-JS
                                                             ------------
Inflows:
-------


Deposit/Collection
------------------
Encore                                                       $         -
                                                             -----------

    Subtotal-Deposit/Collection Inflows                                -

Other
-----
Asset Sales                                                            -

                                                             -----------

    Total Cash Inflows                                                 -
                                                             -----------

Outflows:
--------
Operating-Resorts                                                      -
                                                             -----------

    Total Cash Outflows                                      $         -
                                                             ===========

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
April 30, 2001



Legal entity                                                    RKG, Inc.
Bankruptcy filing number                                     00-5-6964-JS
                                                             ------------
Assets:
------
Cash and cash equivalents                                    $          -
Cash in escrow and restricted cash                                      -
Mortgages receivable, net                                               -
Retained interests                                                      -
Intercompany receivable                                                 -
Due from related parties                                                -
Other receivables, net                                                  -
Prepaid expenses and other assets                                       -
Investment in joint ventures                                            -
Real estate and development costs                                       -
Property and equipment, net                                             -
Intangible assets, net                                                  -
                                                             ------------

                                                             $          -
                                                             ============
Liabilities and equity:
----------------------
Accounts payable subject to compromise                                  -
Notes payable subject to compromise                                     -
Accounts payable not subject to compromise                              -
Accrued liabilities                                                     -
Notes payable not subject to compromise                                 -
Deferred income taxes                                                   -
                                                             ------------
                                                                        -

Stockholders' equity                                                    -
                                                             ------------

Total liabilities and equity                                 $          -
                                                             ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended April 30, 2001



Legal entity                                                    RKG, Inc.
Bankruptcy filing number                                     00-5-6964-JS
                                                             ------------
Revenues:
--------
Vacation interests sales                                     $         -
Interest income                                                        -
Other income (loss)                                                    -
                                                             -----------
     Total revenues                                                    -
                                                             -----------

Costs and operating expenses:
----------------------------
Vacation interests cost of sales                                       -
Advertising, sales and marketing                                       -
Provision for doubtful accounts                                        -
Loan portfolio expenses                                                -
General and administrative                                             -
Depreciation and amortization                                          -
                                                             -----------
Total costs and operating expenses                                     -
                                                             -----------

Income (loss) from operations                                          -

Interest expense                                                       -
Equity (gain) on investment in joint ventures                          -
Bankruptcy expenses                                                    -
                                                             -----------

Income (loss) before provision for taxes                               -

Provision for income taxes                                             -
                                                             -----------
Net income (loss)                                            $         -
                                                             ===========

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended April 30, 2001



Legal entity                                                    RKG, Inc.
Bankruptcy filing number                                     00-5-6964-JS
                                                             ------------
No cash flow for this entity.

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
April 30, 2001

                                                                   Sunterra
                                                                  Financial
Legal entity                                                 Services, Inc.
Bankruptcy filing number                                       00-5-6965-JS
                                                               ------------
Assets:
------
Cash and cash equivalents                                     $   1,008,564
Cash in escrow and restricted cash                               18,143,083
Mortgages receivable, net                                       194,679,188
Retained interests                                               28,465,049
Intercompany receivable                                        (211,962,568)
Due from related parties                                           (208,287)
Other receivables, net                                              646,432
Prepaid expenses and other assets                                   440,291
Investment in joint ventures                                             (1)
Real estate and development costs                                         -
Property and equipment, net                                         657,731
Intangible assets, net                                            9,251,245
                                                              -------------

                                                              $  41,120,727
                                                              =============
Liabilities and equity:
----------------------
Accounts payable subject to compromise                            2,942,936
Notes payable subject to compromise                              90,433,557
Accounts payable not subject to compromise                        1,179,400
Accrued liabilities                                                 410,702
Notes payable not subject to compromise                                   -
Deferred income taxes                                                     -
                                                              -------------
                                                                 94,966,595

Stockholders' equity                                            (53,845,868)
                                                              -------------

Total liabilities and equity                                  $  41,120,727
                                                              =============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended April 30, 2001

                                                                   Sunterra
                                                                  Financial
Legal entity                                                 Services, Inc.
Bankruptcy filing number                                       00-5-6965-JS
                                                               ------------
Revenues:
--------
Vacation interests sales                                        $         -
Interest income                                                   2,802,806
Other income (loss)                                                 305,840
                                                               ------------
     Total revenues                                               3,108,646
                                                               ------------

Costs and operating expenses:
----------------------------
Vacation interests cost of sales                                          -
Advertising, sales and marketing                                          -
Provision for doubtful accounts                                     114,491
Loan portfolio expenses                                             984,860
General and administrative                                         (239,780)
Depreciation and amortization                                        15,150
                                                               ------------
Total costs and operating expenses                                  874,721
                                                               ------------

Income (loss) from operations                                     2,233,925

Interest expense                                                    860,323
Other nonoperating expenses                                               -
Realized (gain) on available-for-sale securities                          -
Equity (gain) on investment in joint ventures                             -
Bankruptcy expenses                                                       -
                                                               ------------

Income (loss) before provision for taxes                          1,373,602

Provision for income taxes                                                -
                                                               ------------
Net income (loss)                                               $ 1,373,602
                                                               ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended April 30, 2001

                                                                   Sunterra
                                                                  Financial
Legal entity                                                 Services, Inc.
Bankruptcy filing number                                       00-5-6965-JS
                                                               ------------
Inflows:
-------

Deposit/Collection
------------------
Operating Refunds                                              $     92,007
Sunterra Finance Servicing Fee Income                               104,252
Employee Payroll Deduction Reimbursement                             16,834
                                                               ------------

    Subtotal-Deposit/Collection Inflows                             213,093

Other
-----
Asset Sales                                                               -
                                                               ------------

    Total Cash Inflows                                              213,093
                                                               ------------

Outflows:
--------
Operating-Sunterra Finance                                          581,215
Payroll-Sunterra Finance                                            360,626
Insurance - Coverage Premiums                                           653
                                                               ------------

    Total Cash Outflows                                        $    942,494
                                                               ------------

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
April 30, 2001


                                                                   Sunterra
Legal entity                                                St. Croix, Inc.
Bankruptcy filing number                                       00-5-6966-JS
                                                               ------------
Assets:
-------
Cash and cash equivalents                                      $    283,905
Cash in escrow and restricted cash                                   82,708
Mortgages receivable, net                                         1,530,903
Retained interests                                                        -
Intercompany receivable                                         (12,087,590)
Due from related parties                                            150,646
Other receivables, net                                              349,706
Prepaid expenses and other assets                                   940,217
Investment in joint ventures                                              -
Real estate and development costs                                 6,523,352
Property and equipment, net                                       5,356,503
Intangible assets, net                                                    -
                                                               ------------

                                                               $  3,130,350
                                                               ============
Liabilities and equity:
-----------------------
Accounts payable subject to compromise                              853,002
Notes payable subject to compromise                                   9,412
Accounts payable not subject to compromise                          216,899
Accrued liabilities                                                 307,864
Notes payable not subject to compromise                                   -
Deferred income taxes                                                     -
                                                               ------------
                                                                  1,387,177

Stockholders' equity                                              1,743,173
                                                               ------------

Total liabilities and equity                                   $  3,130,350
                                                               ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended April 30, 2001


                                                                   Sunterra
Legal entity                                                St. Croix, Inc.
Bankruptcy filing number                                       00-5-6966-JS
                                                               ------------
Revenues:
---------
Vacation interests sales                                       $          -
Interest income                                                      11,799
Other income (loss)                                                (111,521)
                                                               ------------
     Total revenues                                                 (99,722)
                                                               ------------

Costs and operating expenses:
-----------------------------
Vacation interests cost of sales                                          -
Advertising, sales and marketing                                          -
Provision for doubtful accounts                                      15,825
Loan portfolio expenses                                                   -
General and administrative                                              166
Depreciation and amortization                                        42,681
                                                               ------------
Total costs and operating expenses                                   58,672
                                                               ------------

Income (loss) from operations                                      (158,394)

Interest expense                                                          -
Equity (gain) on investment in joint ventures                             -
Bankruptcy expenses                                                       -
                                                               ------------

Income (loss) before provision for taxes                           (158,394)

Provision for income taxes                                                -
                                                               ------------
Net income (loss)                                              $   (158,394)
                                                               ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended April 30, 2001


                                                                   Sunterra
Legal entity                                                St. Croix, Inc.
Bankruptcy filing number                                       00-5-6966-JS
                                                               ------------
Inflows:
--------

Deposit/Collection
------------------
Encore                                                         $        357
Operating Refunds                                                         -
                                                               ------------

    Subtotal-Deposit/Collection Inflows                                 357

Other
-----
Asset Sales                                                               -
                                                               ------------

    Total Cash Inflows                                                  357
                                                               ------------

Outflows:
---------
Operating-Resorts                                                         -
                                                               ------------

    Total Cash Outflows                                        $          -
                                                               ------------

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
April 30, 2001


                                                                Williamsburg
Legal entity                                                 Vacations, Inc.
Bankruptcy filing number                                        00-5-6967-JS
                                                                ------------
Assets:
------
Cash and cash equivalents                                        $         -
Cash in escrow and restricted cash                                         -
Mortgages receivable, net                                                  -
Retained interests                                                         -
Intercompany receivable                                                    -
Due from related parties                                                   -
Other receivables, net                                                     -
Prepaid expenses and other assets                                          -
Investment in joint ventures                                               -
Real estate and development costs                                          -
Property and equipment, net                                                -
Intangible assets, net                                                     -
                                                                 -----------

                                                                 $         -
                                                                 ===========
Liabilities and equity:
----------------------
Accounts payable subject to compromise                                     -
Notes payable subject to compromise                                        -
Accounts payable not subject to compromise                                 -
Accrued liabilities                                                        -
Notes payable not subject to compromise                                    -
Deferred income taxes                                                      -
                                                                 -----------
                                                                           -

Stockholders' equity                                                       -
                                                                 -----------

Total liabilities and equity                                     $         -
                                                                 ===========

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended April 30, 2001


                                                                Williamsburg
Legal entity                                                 Vacations, Inc.
Bankruptcy filing number                                        00-5-6967-JS
                                                                ------------
Revenues:
---------
Vacation interests sales                                        $          -
Interest income                                                            -
Other income (loss)                                                        -
                                                                ------------
     Total revenues                                                        -
                                                                ------------

Costs and operating expenses:
-----------------------------
Vacation interests cost of sales                                           -
Advertising, sales and marketing                                           -
Provision for doubtful accounts                                            -
Loan portfolio expenses                                                    -
General and administrative                                                 -
Depreciation and amortization                                              -
                                                                ------------
Total costs and operating expenses                                         -
                                                                ------------

Income (loss) from operations                                              -

Interest expense                                                           -
Equity (gain) on investment in joint ventures                              -
Bankruptcy expenses                                                        -
                                                                ------------

Income (loss) before provision for taxes                                   -

Provision for income taxes                                                 -
                                                                ------------
Net income (loss)                                               $          -
                                                                ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended April 30, 2001


                                                                Williamsburg
Legal entity                                                 Vacations, Inc.
Bankruptcy filing number                                        00-5-6967-JS
                                                                ------------
No cash flow for this entity.

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
April 30, 2001

                                                                      Design
                                                             Internationale-
Legal entity                                                       RMI, Inc.
Bankruptcy filing number                                        00-5-8313-JS
                                                                ------------
Assets:
------
Cash and cash equivalents                                       $          -
Cash in escrow and restricted cash                                         -
Mortgages receivable, net                                                  -
Retained interests                                                         -
Intercompany receivable                                            3,083,985
Due from related parties                                                   -
Other receivables, net                                               193,281
Prepaid expenses and other assets                                          -
Investment in joint ventures                                               -
Real estate and development costs                                          -
Property and equipment, net                                                -
Intangible assets, net                                                     -
                                                                ------------

                                                                $  3,277,266
                                                                ============
Liabilities and equity:
-----------------------
Accounts payable subject to compromise                             1,496,382
Notes payable subject to compromise                                        -
Accounts payable not subject to compromise                            37,185
Accrued liabilities                                                        1
Notes payable not subject to compromise                                    -
Deferred income taxes                                                      -
                                                                ------------
                                                                   1,533,568

Stockholders' equity                                               1,743,698
                                                                ------------

Total liabilities and equity                                    $  3,277,266
                                                                ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended April 30, 2001

                                                                      Design
                                                             Internationale-
Legal entity                                                       RMI, Inc.
Bankruptcy filing number                                        00-5-8313-JS
                                                                ------------
Revenues:
---------
Vacation interests sales                                        $          -
Interest income                                                            -
Other income (loss)                                                        -
                                                                ------------
     Total revenues                                                        -
                                                                ------------

Costs and operating expenses:
-----------------------------
Vacation interests cost of sales                                           -
Advertising, sales and marketing                                           -
Provision for doubtful accounts                                            -
Loan portfolio expenses                                                    -
General and administrative                                             1,153
Depreciation and amortization                                              -
                                                                ------------
Total costs and operating expenses                                     1,153
                                                                ------------

Income (loss) from operations                                         (1,153)

Interest expense                                                           -
Equity (gain) on investment in joint ventures                              -
Bankruptcy expenses                                                        -
                                                                ------------

Income (loss) before provision for taxes                              (1,153)

Provision for income taxes                                                 -
                                                                ------------
Net income (loss)                                               $     (1,153)
                                                                ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended April 30, 2001

                                                                      Design
                                                             Internationale-
Legal entity                                                       RMI, Inc.
Bankruptcy filing number                                        00-5-8313-JS
                                                                ------------
Inflows:
--------

Deposit/Collection
------------------
    Operating Refunds                                            $         -
                                                                 -----------
    Subtotal-Deposit/Collection Inflows                                    -

Other
-----
Asset Sales                                                                -
                                                                 -----------

    Total Cash Inflows                                                     -
                                                                 -----------

Outflows:
---------
Operating-Resorts                                                          -
                                                                 -----------

    Total Cash Outflows                                          $         -
                                                                 -----------